UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22271

Nuveen New York Municipal Value Fund 2
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: February 28

Date of reporting period: February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2019

Nuveen Municipal Closed-End Funds

NNY	Nuveen New York Municipal Value Fund, Inc.
NYV	Nuveen New York Municipal Value Fund 2
NAN	Nuveen New York Quality Municipal Income Fund
NRK	Nuveen New York AMT-Free Quality Municipal Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Fund Leverage	9

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	14

Report of Independent Registered Public Accounting Firm	18

Portfolios of Investments	19

Statement of Assets and Liabilities	51

Statement of Operations	52

Statement of Changes in Net Assets	53

Statement of Cash Flows	55

Financial Highlights	56

Notes to Financial Statements	61

Additional Fund Information	76

Glossary of Terms Used in this Report	77

Reinvest Automatically, Easily and Conveniently	79

Board Members & Officers	80

Chairman's Letter to Shareholders
Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with the Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while the U.S. Federal Reserve (Fed) planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and investors will be closely watching the first quarter 2019 corporate earnings reports. However, market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. The U.S. and China appear to be making progress on trade talks, such that President Trump did not increase tariffs as initially planned in March 2019. While these events did reduce some of the markets' uncertainty, downside risks still appear to be rising.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it's still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
April 23, 2019

Portfolio Manager's Comments
Nuveen New York Municipal Value Fund, Inc. (NNY)
Nuveen New York Municipal Value Fund 2 (NYV)
Nuveen New York Quality Municipal Income Fund (NAN)
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Scott R. Romans, PhD, discusses U.S. economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen New York Funds. Scott assumed portfolio management responsibility for these four Funds in 2011.
What factors affected the U.S. economy and the national municipal bond market during the twelve-month reporting period ended February 28, 2019?
The U.S. economy continued to grow at a solid pace during the reporting period. Gross domestic product (GDP), which measures the value of goods and services produced by the nation's economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 2.2% in the fourth quarter of 2018, according to the Bureau of Economic Analysis "third" estimate. Consumer and business spending supported growth in the final months of 2018, while a weaker housing market and a larger trade deficit subtracted from GDP. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in February 2019 from 4.1% in February 2018 and job gains averaged around 209,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.4% in February 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.5% over the twelve-month reporting period ended February 28, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in January 2019 (most recent data avail-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor's objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager's Comments (continued)
able at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.2% and 3.6%, respectively.
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more "patient" approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. Subsequent to the end of the reporting period, at its March 2019 meeting, the Fed again kept rates unchanged and further clarified that it will discontinued rolling assets off its balance sheet in September 2019, sooner than many observers expected.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. (Subsequent to the end of the reporting period, the European Union approved a conditional delay, allowing the U.K. more time to approve a plan.) Europe also contended with Italy's new euroskeptic coalition government, the "yellow vest" protests in France, immigration policy concerns and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held a denuclearization summit in June 2018 and a second summit in February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding. Concerns about a second shutdown were alleviated after the government passed a funding bill in February 2019.
Municipal bonds delivered positive performance in this reporting period. Interest rates were increasing through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. Following the Fed's December meeting, investor expectations for a pause in rate increases drove repricing in the markets, driving long-term interest meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve "twisted" by flattening at the short end and steepening at the long end of the curve. For the twelve-month period overall, municipal bond yields were marginally lower, belying larger intra-period swings.
Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter three months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $347.3 billion in this reporting period, a 19.0% decrease from the issuance for the twelve-month reporting period ended February 28, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed's pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.
How were the economic and market environments in New York during the reporting period ended February 28, 2019?
New York State's $1.5 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of February 2019, the state's unemployment rate registered 3.9%, above the national average of 3.8%. New York State's financial condition has generally improved over the past decade, and Fiscal Year 2018 posted a General Fund surplus. On a significantly positive note, New York State has collected approximately $11 billion in various settlements and assessments from the financial industry over the past four years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. The adopted $175.5 billion budget for Fiscal Year 2020 is 4.3% higher than the adopted Fiscal Year 2019 budget. The Fiscal Year 2020 budget contains a new transfer tax on multi-million dollar homes. It also lays the groundwork for a commuter tax in Manhattan, though the details of that tax are to be worked out later. The 2020 budget also raises education spending by $1.2 billion, a 4.5% increase. It makes permanent the 2% property tax cap and extends the temporary "millionaire's tax" on wealthy individuals for an additional five years. New York is a high-income state, with per-capita income at 121% of the U.S. average, the third-highest among the 50 states. New York is also a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt per capita in 2017 (NY: $3,082; median: $987), eighth in debt per capita as a percentage of personal income (NY: 5.2%; median: 2.3%) and ninth in debt to gross state domestic product (NY: 4.1%; median: 2.1%). The state's pensions have traditionally been well funded, though the funding ratios have declined in recent years. As of February 2019, Moody's rates New York Aa1 with a stable outlook. Moody's upgraded New York State from Aa2 to Aa1 on June 16, 2014, citing the State's sustained improvements in fiscal governance. S&P rates the state AA+ with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the State's improved budget framework. New York municipal bond issuance totaled $42 billion for the twelve-month period ended February 28, 2019, an 11.4% decrease from the same period a year earlier. This ranked New York second among state issuers behind only California.
What key strategies were used to manage these Funds during the twelve-month reporting period ended February 28, 2019?
Municipal bonds performed well during the reporting period amid positive fundamental credit conditions and a favorable technical supply-demand balance. New York's municipal bond market underperformed the national market in this reporting period.
We also note that New York is among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on state and local tax, or SALT, deductions. In early 2019, as individuals were beginning to file their tax returns under the new caps, some were likely to see higher-than-expected tax liabilities, especially in New York and other high income tax states. As a result, demand for in-state municipal bonds, which offer both state and federal tax advantages, is expected to grow.
We continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term. During the reporting period, we added higher grade bonds offering 5% coupon rates from the tax-supported (including general obligation bonds), higher education, ports and utilities sectors. We also

Portfolio Manager's Comments (continued)
took advantage of prevailing market conditions in the fourth quarter of 2018, when credit spreads widened and yields rose, to buy several lower investment grade (i.e., BBB rated) credits in the higher education, health care and airports sectors. The proceeds from called and maturing bonds funded most of our purchase activity in the reporting period.
As of February 28, 2019, NNY, NAN and NRK continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement. As part of our duration management strategies, NRK also used forward interest rates swaps during part of the reporting period to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund's benchmark. The swap position had a negligible impact on performance and was eliminated before the end of this reporting period.
How did the New York Funds perform during the twelve-month reporting period ended February 28, 2019?
The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds' total returns for the one-year, five-year, ten-year and/or since inception periods ended February 28, 2019. Each Fund's total returns at net asset value (NAV) are compared with the performance of corresponding market indexes and a Lipper classification average.
For the twelve-month reporting period ended February 28, 2019, the total return at common share NAV for all four Funds exceeded the returns for both the S&P Municipal Bond New York Index and the national S&P Municipal Bond Index.
The Funds' performance over this reporting period was mainly driven by individual credit selection. NNY's, NAN's and NRK's holdings in insured Puerto Rico sales tax bonds, known as COFINA bonds, significantly outperformed in this reporting period on news that a COFINA settlement agreement was finalized. (NYV did not have any Puerto Rico exposure during this reporting period.) Another standout performer was Bronx Parking Development Company, which owns parking facilities around Yankee Stadium. Bronx Parking defaulted on its debt several years ago when utilization was significantly lower than expected. However, the bond rebounded recently on improving utilization due to the Yankees winning more and optimism for a potential bondholder-friendly redevelopment project. Among the four Funds, NAN held the largest position in Bronx Parking bonds, NNY and NYV owned smaller positions and NRK had no exposure to the credits.
Yield curve and duration positioning, credit ratings allocations and sector allocations had minimal impact on performance in this reporting period. The Funds benefited from positive returns in higher education bonds, health care credits and tender option bonds, but negative returns in pre-refunded bonds detracted from performance.
The use of regulatory leverage was a factor affecting the performance of NAN and NRK. NNY and NYV do not use regulatory leverage. Leverage is discussed in more detail later in the Fund Leverage section of this report.

Fund Leverage
IMPACT OF THE FUNDS' LEVERAGE STRATEGIES ON PERFORMANCE
One important factor impacting the returns of the Funds' common shares relative to their comparative benchmarks was the Funds' use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments in recent years have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value, which will make the shares' net asset value more volatile, and total return performance more variable, over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Over the last few quarters, short-term interest rates have indeed increased from their extended lows after the 2007-09 financial crisis. This increase has reduced common share net income, and also reduced potential for long-term total returns. Nevertheless, the ability to effectively borrow at current short-term rates is still resulting in enhanced common share income, and management believes that the advantages of continuation of leverage outweigh the associated increase in risk and volatility described above.
Leverage from inverse floating rate securities had a negligible impact on performance for NNY over this reporting period. Leverage had a positive impact on the performance of NAN and NRK over this reporting period.
As of February 28, 2019, the Funds' percentages of leverage are as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Effective Leverage*	1.21%	0.00%	38.94%	38.69%
Regulatory Leverage*	0.00%	0.00%	34.24%	37.65%

*
Effective leverage is a Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund's capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund's effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)
THE FUNDS' REGULATORY LEVERAGE
As of February 28, 2019, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NYV do not use regulatory leverage.

Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares	Shares
	Issued at	Issued at
	Liquidation	Liquidation
	Preference	Preference	Total
NAN	$147,000,000	$89,000,000	$236,000,000
NRK	$—	$743,800,000	$743,800,000

*
Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, VMTP, MFP- VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 - Fund Shares, Preferred Shares for further details.

**
Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP- VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 - Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details on preferred shares and each Funds' respective transactions.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds' distributions is current as of February 28, 2019. Each Fund's distribution levels may vary over time based on each Fund's investment activity and portfolio investments value changes.
During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

		Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NNY	NYV	NAN	NRK
March 2018	$0.0300	$0.0425	$0.0480	$0.0450
April	0.0300	0.0425	0.0480	0.0450
May	0.0300	0.0425	0.0480	0.0450
June	0.0300	0.0425	0.0480	0.0450
July	0.0300	0.0425	0.0480	0.0450
August	0.0300	0.0425	0.0480	0.0450
September	0.0300	0.0425	0.0480	0.0450
October	0.0300	0.0425	0.0480	0.0450
November	0.0300	0.0425	0.0480	0.0450
December	0.0300	0.0425	0.0480	0.0450
January	0.0300	0.0425	0.0480	0.0450
February 2019	0.0300	0.0425	0.0480	0.0450
Total Distributions from Net Investment Income	$0.3600	$0.5100	$0.5760	$0.5400

Yields
Market Yield*	3.72%	3.73%	4.48%	4.37%
Taxable-Equivalent Yield*	5.33%	5.32%	6.44%	6.29%

*
Market Yield is based on the Fund's current annualized monthly dividend divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 30.2%, 29.9%, 30.4% and 30.5% for NNY, NYV, NAN and NRK, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund's income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to invest- ments that generate qualified dividend income, which is taxable at a rate lower than an individual's ordinary graduated tax rate, the fund's Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund's distributions for the reporting period are presented in this report's Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Common Share Information (continued)
COMMON SHARE REPURCHASES
During August 2018, the Funds' Board of Directors/Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of February 28, 2019, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common shares cumulatively repurchased and retired	—	—	277,714	390,000
Common shares authorized for repurchase	1,520,000	235,000	3,110,000	8,760,000

During the current reporting period, the following Fund repurchased and retired its common shares at a weighted average price per share and a weighted average discount per share as shown in the accompanying table.

	NAN	NRK
Common shares repurchased and retired	275,214	383,200
Weighted average price per common share repurchased and retired	$12.29	$11.60
Weighted average discount per common share repurchased and retired	15.03%	15.49%

OTHER COMMON SHARE INFORMATION
As of February 28, 2019, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NNY	NYV	NAN	NRK
Common share NAV	$9.87	$15.34	$14.69	$14.12
Common share price	$9.67	$13.68	$12.87	$12.36
Premium/(Discount) to NAV	(2.03)%	(10.82)%	(12.39)%	(12.46)%
12-month average premium/(discount) to NAV	(5.33)%	(10.85)%	(14.08)%	(14.03)%

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen New York Municipal Value Fund, Inc. (NNY)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NNY.
Nuveen New York Municipal Value Fund 2 (NYV)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NYV.
Nuveen New York Quality Municipal Income Fund (NAN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NAN.
Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund's potential return and its risks; there is no guarantee a fund's leverage strategy will be successful. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund's web page at www.nuveen.com/NRK.

NNY	Nuveen New York Municipal Value Fund, Inc. Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	4.37%	4.03%	4.79%
NNY at Common Share Price	8.52%	4.45%	5.03%
S&P Municipal Bond New York Index	3.64%	3.35%	4.53%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	100.2%
Other Assets Less Liabilities	1.0%
Net Assets Plus Floating Rate
Obligations	101.2%
Floating Rate Obligations	(1.2)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	23.6%
Education and Civic Organizations	18.5%
Tax Obligation/Limited	15.9%
Water and Sewer	11.5%
U.S. Guaranteed	10.7%
Utilities	6.7%
Consumer Staples	6.2%
Other	6.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	10.7%
AAA	15.3%
AA	35.0%
A	11.2%
BBB	12.2%
BB or Lower	9.6%
N/R (not rated)	6.0%
Total	100%

NYV	Nuveen New York Municipal Value Fund 2 Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	Since Inception
NYV at Common Share NAV	5.05%	3.85%	5.07%
NYV at Common Share Price	3.08%	3.71%	3.64%
S&P Municipal Bond New York Index	3.64%	3.35%	4.37%
S&P Municipal Bond Index	4.03%	3.45%	4.60%

Since inception returns are from 4/28/09. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price
This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	88.7%
Short-Term Municipal Bonds	6.9%
Other Assets Less Liabilities	4.4%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	24.5%
Education and Civic Organizations	18.6%
Water and Sewer	14.5%
Tax Obligation/Limited	11.1%
U.S. Guaranteed	8.9%
Consumer Staples	5.0%
Utilities	4.5%
Other	12.9%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.9%
AAA	8.9%
AA	52.3%
A	10.5%
BBB	5.9%
BB or Lower	7.3%
N/R (not rated)	6.2%
Total	100%

NAN	Nuveen New York Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	4.46%	4.78%	6.56%
NAN at Common Share Price	3.49%	4.61%	6.93%
S&P Municipal Bond New York Index	3.64%	3.35%	4.53%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	158.3%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations,
AMTP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	159.4%
Floating Rate Obligations	(7.6)%
AMTP Shares, net of deferred offering costs	(32.4)%
VRDP Shares, net of deferred offering costs	(19.4)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Transportation	19.0%
Tax Obligation/Limited	17.7%
Education and Civic Organizations	16.4%
Water and Sewer	9.4%
U.S. Guaranteed	8.9%
Tax Obligation/General	8.3%
Utilities	6.1%
Consumer Staples	5.6%
Other	8.6%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.7%
AAA	14.8%
AA	42.0%
A	9.1%
BBB	9.6%
BB or Lower	9.8%
N/R (not rated)	6.0%
Total	100%

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Performance Overview and Holding Summaries as of February 28, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of February 28, 2019

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	4.75%	5.10%	5.22%
NRK at Common Share Price	5.01%	4.71%	6.14%
S&P Municipal Bond New York Index	3.64%	3.35%	4.53%
S&P Municipal Bond Index	4.03%	3.45%	4.77%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes averages are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.4%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering
costs & VRDP Shares, net of deferred
offering costs	162.9%
Floating Rate Obligations	(2.7)%
MFP Shares, net of deferred offering costs	(6.5)%
VRDP Shares, net of deferred offering costs	(53.7)%
Net Assets	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	26.5%
Education and Civic Organizations	17.8%
Water and Sewer	11.0%
Transportation	10.1%
U.S. Guaranteed	8.2%
Utilities	7.5%
Tax Obligation/General	7.3%
Consumer Staples	6.4%
Other	5.2%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.2%
AAA	15.5%
AA	45.7%
A	8.8%
BBB	6.8%
BB or Lower	6.1%
N/R (not rated)	8.9%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Directors/Trustees of
Nuveen New York Municipal Value Fund, Inc.
Nuveen New York Municipal Value Fund 2
Nuveen New York Quality Municipal Income Fund
Nuveen New York AMT-Free Quality Municipal Income Fund:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen New York Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund 2, Nuveen New York Quality Municipal Income Fund, and Nuveen New York AMT-Free Quality Municipal Income Fund (the "Funds"), including the portfolios of investments, as of February 28, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, the statements of cash flows (Nuveen New York Quality Municipal Income Fund and Nuveen New York AMT-Free Quality Municipal Income Fund) for the year then ended, and the related notes (collectively, the "financial statements") and the financial highlights for each of the years in the two year period then ended, the five-month period from October 1, 2016 through February 28, 2017, and each of the years in the three-year period ended September 30, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2019, the results of their operations and their cash flows (where applicable) for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the two year period then ended, the five-month period from October 1, 2016 through February 28, 2017, and each of the years in the three-year period ended September 30, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, IL
April 26, 2019

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 100.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 100.2% (100.0% of Total Investments)
	Consumer Staples – 6.3% (6.2% of Total Investments)
$ 1,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/19 at 100.00	BB+	$ 999,940
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	2/19 at 100.00	B–	500,080
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
2,875	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	3/19 at 100.00	B–	2,790,762
	Bonds, Series 2006A-3, 5.000%, 6/01/35
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series Series 2016A-1:
890	5.625%, 6/01/35	No Opt. Call	BBB	945,545
3,060	5.750%, 6/01/43	No Opt. Call	BBB	3,395,529
230	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	221,088
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Series 2017B,	No Opt. Call	B+	540,245
	5.000%, 6/01/25
9,055	Total Consumer Staples			9,393,189
	Education and Civic Organizations – 18.6% (18.5% of Total Investments)
415	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	3/19 at 100.00	B	389,146
	Schools, Series 2007A, 5.000%, 4/01/37
750	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	772,238
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of	6/24 at 100.00	Aa2	1,392,312
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A,
	5.000%, 6/01/43
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
215	5.000%, 4/15/33	4/23 at 100.00	BB+	220,040
310	5.000%, 4/15/43	4/23 at 100.00	BB+	314,817
415	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	452,255
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,193,840
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
235	5.000%, 7/01/31	7/25 at 100.00	Aa3	270,687
265	5.000%, 7/01/33	7/25 at 100.00	Aa3	303,070
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at
	Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,471,858
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,400,703
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,159,982
	Series 2015A, 5.000%, 7/01/45
760	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	873,012
	2015A, 5.000%, 7/01/35
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	2,708,501
	2016A, 5.000%, 7/01/39
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,161,730
	2018A, 5.000%, 7/01/40

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	$ 2,337,480
	2019A, 5.000%, 7/01/42
280	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College,	7/20 at 100.00	Ba1	284,463
	Series 2010, 5.250%, 7/01/35
680	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	714,911
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
580	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	476,342
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
300	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	328,983
	University Project, Series 2013, 5.000%, 9/01/43
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John
	Fisher College, Series 2011:
1,000	6.000%, 6/01/30	6/21 at 100.00	A–	1,085,710
1,000	6.000%, 6/01/34	6/21 at 100.00	A–	1,085,710
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	54,435
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,500	5.000%, 1/01/39 – AMBAC Insured	3/19 at 100.00	BBB	1,518,975
1,175	4.750%, 1/01/42 – AMBAC Insured	3/19 at 100.00	BBB	1,175,787
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
1,610	4.500%, 3/01/39 – FGIC Insured	3/19 at 100.00	Baa1	1,611,352
800	4.750%, 3/01/46 – NPFG Insured	3/19 at 100.00	Baa1	800,552
300	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	312,687
	Institute, Series 2010A, 5.125%, 9/01/40
25,740	Total Education and Civic Organizations			27,871,578
	Financials – 0.8% (0.8% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	1,267,270
	Series 2007, 5.500%, 10/01/37
	Health Care – 1.5% (1.5% of Total Investments)
350	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	363,069
	Bonds, Series 2010, 5.000%, 7/01/26
650	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	653,269
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/19 at 100.00	BB	293,135
	Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
250	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	266,438
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
460	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	460,175
	Hospital, Series 2001A, 7.125%, 7/01/31
145	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	145,055
	Hospital, Series 2001B, 7.125%, 7/01/31
2,145	Total Health Care			2,181,141
	Housing/Multifamily – 1.6% (1.6% of Total Investments)
135	East Syracuse Housing Authority, New York, FHA-Insured Section 8 Assisted Revenue	3/19 at 100.00	AA	135,450
	Refunding Bonds, Bennet Project, Series 2001A, 6.700%, 4/01/21
1,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/19 at 100.00	AA+	1,005,810
	Bonds, Series 2009C-1, 5.500%, 11/01/34

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$ 1,250	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/19 at 100.00	AA+	$ 1,256,787
	Bonds, Series 2009M, 5.150%, 11/01/45
2,385	Total Housing/Multifamily			2,398,047
	Industrials – 1.9% (1.9% of Total Investments)
425	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	452,183
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
2,350	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	2,450,274
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,775	Total Industrials			2,902,457
	Long-Term Care – 0.3% (0.3% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/19 at 100.00	A2	270,353
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
225	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	3/19 at 100.00	N/R	223,540
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
495	Total Long-Term Care			493,893
	Tax Obligation/General – 0.8% (0.8% of Total Investments)
1,000	New York City, New York, General Obligation Bonds, Series 2014A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,132,450
90	New York City, New York, General Obligation Bonds, Series 2017B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	101,737
1,090	Total Tax Obligation/General			1,234,187
	Tax Obligation/Limited – 15.9% (15.9% of Total Investments)
1,400	Dormitory Authority of the State of New York, Second General Resolution Consolidated	No Opt. Call	AA	1,448,342
	Revenue Bonds, City University System, Series 1993A, 6.000%, 7/01/20
2,290	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	2,469,101
	General Purpose Series 2012D, 5.000%, 2/15/37
640	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	731,315
	2015B. Group A,B&C, 5.000%, 3/15/35
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/28	11/25 at 100.00	BB	2,745,925
3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	3,363,660
	Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,164,020
	Series 2017S-3, 5.250%, 7/15/45
445	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	519,253
	Series 2019S-3A, 5.000%, 7/15/36
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,858,013
	Series 2013I, 5.000%, 5/01/38
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	1,376,692
	Series 2014D-1, 5.000%, 2/01/35
1,020	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	AAA	1,183,700
	Series 2019A-1, 5.000%, 8/01/38
2,450	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	2,552,753
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
600	New York State Urban Development Corporation, Special Project Revenue Bonds, University	No Opt. Call	AA	626,646
	Facilities Grants, Series 1995, 5.875%, 1/01/21
1,107	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond, 0.000%, 8/01/43 (8)	No Opt. Call	N/R	928,068
3,362	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Trust Tax-Exempt Trust	No Opt. Call	N/R	2,967,133
	Unit, Series 2017A Sr. Bond, 0.000%, 8/01/43 (8)
22,719	Total Tax Obligation/Limited			23,934,621

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation – 23.6% (23.6% of Total Investments)
$ 2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	AA–	$ 2,837,100
	Series 2015D-1, 5.000%, 11/15/30
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	873,786
	2012E, 5.000%, 11/15/42
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	2,225,660
	2014B, 5.250%, 11/15/38
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	AA–	5,664,550
	2016C-1, 5.000%, 11/15/34
1,500	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/19 at 101.00	N/R	982,500
	Bronx Parking Development Company, LLC Project, Series 2007, 5.875%, 10/01/46 (6)
660	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	703,646
	Center Project, Series 2011, 5.000%, 11/15/44
2,630	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	2,785,696
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
765	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	801,452
2,020	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	2,095,528
2,000	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	2,281,760
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)
5,900	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	AA–	6,644,285
	Eighty-Ninth Series 2015, 5.000%, 5/01/40
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	1,763,716
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,165	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,214,862
	Eleventh Series 2018, 4.000%, 9/01/43
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
225	6.500%, 12/01/28	3/19 at 100.00	BBB+	234,779
1,160	6.000%, 12/01/36	12/20 at 100.00	BBB+	1,228,080
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	830,310
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding	11/28 at 100.00	AA–	2,357,800
	Series 2018C, 5.000%, 11/15/37
32,695	Total Transportation			35,525,510
	U.S. Guaranteed – 10.7% (10.7% of Total Investments) (7)
1,350	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/20 at 100.00	AA+	1,405,161
	Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40 (Pre-refunded 1/15/20)
525	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	550,436
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
2,100	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A–	2,222,325
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
880	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College	7/19 at 100.00	N/R	892,083
	Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	429,084
	5.000%, 5/01/38 (Pre-refunded 5/01/21)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 1,500	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B,	11/19 at 100.00	AA	$ 1,536,345
	5.000%, 11/15/34 (Pre-refunded 11/15/19)
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	3,017,564
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	1,270,181
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
3,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	3,238,260
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
45	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	48,466
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
1,345	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College, Series	1/21 at 100.00	N/R	1,436,178
	2011, 5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured
14,930	Total U.S. Guaranteed			16,046,083
	Utilities – 6.7% (6.7% of Total Investments)
1,000	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	1,027,720
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
90	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	94,429
135	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	148,831
	2014A, 5.000%, 9/01/44
475	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	532,266
	2017, 5.000%, 9/01/47
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	1,354,200
	5.000%, 9/01/37
400	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	397,164
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
295	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	3/19 at 100.00	N/R	295,065
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	5,012,138
1,100	5.000%, 12/15/41	12/23 at 100.00	AAA	1,232,176
9,185	Total Utilities			10,093,989
	Water and Sewer – 11.5% (11.5% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A	347,085
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,386,280
	General Resolution Revenue Bonds, Series 2018CC-1, 5.000%, 6/15/48
1,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,150,250
	General Resolution Revenue Bonds, Series 2018EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution Subordinated SRF Series 2015A:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,413,173
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,843,175
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,138,460
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/46

NNY	Nuveen New York Municipal Value Fund, Inc. Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 4,300	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	$ 4,891,121
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017E, 5.000%, 6/15/47
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	1,079,991
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
15,200	Total Water and Sewer			17,249,535
$ 139,414	Total Long-Term Investments (cost $144,551,027)			150,591,500
	Floating Rate Obligations – (1.2)%			(1,840,000)
	Other Assets Less Liabilities – 1.0%			1,529,461
	Net Asset Applicable to Common Shares – 100%			$ 150,280,961

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond's accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 88.7% (92.7% of Total Investments)
	MUNICIPAL BONDS – 88.7% (92.7% of Total Investments)
	Consumer Staples – 4.8% (5.0% of Total Investments)
$ 1,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 1,084,170
	Bonds, Series 2001, 6.500%, 5/15/33
100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/19 at 100.00	BB+	99,994
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series Series 2016A-1:
115	5.625%, 6/01/35	No Opt. Call	BBB	122,177
380	5.750%, 6/01/43	No Opt. Call	BBB	421,667
1,595	Total Consumer Staples			1,728,008
	Education and Civic Organizations – 17.7% (18.6% of Total Investments)
1,200	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	3/19 at 100.00	B	1,125,240
	Schools, Series 2007A, 5.000%, 4/01/37
80	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	No Opt. Call	B+	80,690
	Bonds, Enterprise Charter School Project, Series 2011A, 6.000%, 12/01/19
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
50	5.000%, 4/15/33	4/23 at 100.00	BB+	51,172
75	5.000%, 4/15/43	4/23 at 100.00	BB+	76,166
100	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	108,977
	University, Series 2013A, 5.000%, 7/01/44
200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	229,740
	2015A, 5.000%, 7/01/35
1,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	1,147,020
	2018A, 5.000%, 7/01/48
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,039,480
	Cornell University, Series 2010A, 5.000%, 7/01/40
165	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	173,471
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
145	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	119,086
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
100	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	110,195
	University Project, Series 2013, 5.000%, 9/01/38
4,895	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	No Opt. Call	AA	2,136,863
	Project PILOT, Series 2009A, 0.000%, 3/01/40 – AGC Insured
9,010	Total Education and Civic Organizations			6,398,100
	Financials – 1.1% (1.1% of Total Investments)
300	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	380,181
	Series 2007, 5.500%, 10/01/37
	Health Care – 1.0% (1.0% of Total Investments)
50	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	51,867
	Bonds, Series 2010, 5.000%, 7/01/26
150	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	150,755
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 150	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	$ 150,057
	Hospital, Series 2001B, 7.125%, 7/01/31
350	Total Health Care			352,679
	Housing/Multifamily – 4.0% (4.2% of Total Investments)
1,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009A,	5/19 at 100.00	Aa2	1,005,950
	5.250%, 11/01/41
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B,	5/19 at 100.00	Aa2	452,147
	4.500%, 11/01/29
1,450	Total Housing/Multifamily			1,458,097
	Industrials – 2.0% (2.1% of Total Investments)
105	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	111,716
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
580	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	604,748
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
685	Total Industrials			716,464
	Tax Obligation/General – 4.3% (4.5% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,126,630
	5.000%, 4/01/35
400	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	435,124
	AGM Insured
1,400	Total Tax Obligation/General			1,561,754
	Tax Obligation/Limited – 10.6% (11.1% of Total Investments)
1,500	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,714,020
	2015B. Group A,B&C, 5.000%, 3/15/35
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	609,800
	Series 2017A, 5.000%, 2/15/42
300	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	337,149
	Series 2014D-1, 5.000%, 2/01/35
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset	10/24 at 100.00	AA+	1,154,340
	Revenue Bonds, Series 2015A, 5.000%, 10/15/30
3,340	Total Tax Obligation/Limited			3,815,309
	Transportation – 16.4% (17.2% of Total Investments)
2,000	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/19 at 101.00	N/R	1,310,000
	Bronx Parking Development Company, LLC Project, Series 2007, 5.750%, 10/01/37 (5)
155	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	165,250
	Center Project, Series 2011, 5.000%, 11/15/44
645	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	683,184
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
220	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	230,483
420	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	435,704
400	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	456,352
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 765	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	$ 797,742
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	910,552
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
180	6.500%, 12/01/28	3/19 at 100.00	BBB+	187,823
140	6.000%, 12/01/36	12/20 at 100.00	BBB+	148,217
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	594,704
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
6,250	Total Transportation			5,920,011
	U.S. Guaranteed – 8.5% (8.9% of Total Investments) (6)
290	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series	11/20 at 100.00	N/R	311,071
	2011, 6.000%, 11/15/25 (Pre-refunded 11/15/20)
1,500	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/19 at 100.00	A–	1,509,510
	Jewish Obligated Group, Series 2009A, 5.500%, 5/01/37 (Pre-refunded 5/01/19)
–	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/19 at 100.00	AA+	–
	Education Series 2009A, 5.000%, 3/15/38 (Pre-refunded 3/15/19)
1,200	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%,	12/19 at 100.00	N/R	1,237,440
	12/01/34 (Pre-refunded 12/01/19)
2,990	Total U.S. Guaranteed			3,058,021
	Utilities – 4.4% (4.5% of Total Investments)
25	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	26,230
285	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	314,198
	2014A, 5.000%, 9/01/44
105	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	117,659
	2017, 5.000%, 9/01/47
100	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	99,291
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
905	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,013,745
	5.000%, 12/15/41
1,420	Total Utilities			1,571,123
	Water and Sewer – 13.9% (14.5% of Total Investments)
900	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	966,042
	Revenue Bonds, Second Generation Resolution, Series 2012BB, 5.000%, 6/15/44
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	2,300,500
	General Resolution Revenue Bonds, Series 2018EE, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2018B:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	578,560
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,150,790
4,400	Total Water and Sewer			4,995,892
$ 33,190	Total Long-Term Investments (cost $29,595,243)			31,955,639

NYV	Nuveen New York Municipal Value Fund 2 Portfolio of Investments (continued) February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 6.9% (7.3% of Total Investments)
	MUNICIPAL BONDS – 6.9% (7.3% of Total Investments)
	Transportation – 6.9% (7.3% of Total Investments)
$ 2,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	4/19 at 100.00	AA+	$ 2,500,000
	Bridges & Tunnels, Variable Rate Demand Obligation, Refunding Series 2002F,
	1.650%, 11/01/32 (7)
$ 2,500	Total Short-Term Investments (cost $2,500,000)			2,500,000
	Total Investments (cost $32,095,243) – 95.6%			34,455,639
	Other Assets Less Liabilities – 4.4%			1,596,377
	Net Asset Applicable to Common Shares – 100%			$ 36,052,016

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
See accompanying notes to financial statements.

NAN	Nuveen New York Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.3% (100.0% of Total Investments)
	Consumer Staples – 8.8% (5.6% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 12,500	5.000%, 6/01/38	3/19 at 100.00	BB+	$ 12,499,250
3,210	5.000%, 6/01/45	3/19 at 100.00	B+	3,141,113
1,350	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	2/19 at 100.00	B–	1,350,216
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
12,415	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	3/19 at 100.00	B–	12,051,241
	Bonds, Series 2006A-3, 5.000%, 6/01/35
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series Series 2016A-1:
335	5.625%, 6/01/35	No Opt. Call	BBB	355,907
1,145	5.750%, 6/01/43	No Opt. Call	BBB	1,270,549
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
2,620	5.000%, 6/01/45	6/27 at 100.00	B+	2,532,649
7,155	5.000%, 6/01/48	6/27 at 100.00	N/R	6,877,744
40,730	Total Consumer Staples			40,078,669
	Education and Civic Organizations – 26.0% (16.4% of Total Investments)
1,855	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	3/19 at 100.00	B	1,739,434
	Schools, Series 2007A, 5.000%, 4/01/37
3,265	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	3,361,807
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,163,713
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,305,670
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,434,519
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,288,339
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	972,268
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,401,445
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	1,917,995
	University, Series 2013A, 5.000%, 7/01/44
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	2,370,600
	of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	4,407,546
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	3,799,670
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
1,120	5.000%, 7/01/31	7/25 at 100.00	Aa3	1,290,083
1,245	5.000%, 7/01/33	7/25 at 100.00	Aa3	1,423,857
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	5,632,899
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 2,100	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	7/19 at 100.00	Baa2	$ 2,120,853
	College, Series 2009, 5.250%, 7/01/29
1,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A–	2,159,982
	Series 2015A, 5.000%, 7/01/45
2,120	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	No Opt. Call	Aa2	2,230,494
	2001-1, 5.500%, 7/01/20 – AMBAC Insured
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,150,600
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,642,010
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	5,922,630
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,322,107
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,198,100
2,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	2,895,525
	2019A, 5.000%, 7/01/49
8,000	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	8,315,840
	Cornell University, Series 2010A, 5.000%, 7/01/40
1,600	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College,	7/20 at 100.00	Ba1	1,625,504
	Series 2010, 5.250%, 7/01/35
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	3,301,208
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	2,221,562
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
250	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	3/19 at 100.00	A–	250,590
	University Project, Series 2009B, 5.250%, 2/01/39
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,107,460
265	5.000%, 9/01/43	9/23 at 100.00	A–	290,602
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/25 at 100.00	AA	5,652,750
	Project, Refunding Series 2015A, 5.000%, 7/01/40
1,260	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/20 at 100.00	AA	1,312,277
	Project, Series 2010A, 5.000%, 7/01/40
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John	6/21 at 100.00	A–	966,282
	Fisher College, Series 2011, 6.000%, 6/01/30
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	3,298,731
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
1,000	5.000%, 1/01/31 – AMBAC Insured	3/19 at 100.00	BBB	1,002,740
235	5.000%, 1/01/36 – AMBAC Insured	3/19 at 100.00	BBB	235,618
3,515	5.000%, 1/01/39 – AMBAC Insured	3/19 at 100.00	BBB	3,559,465
5,050	4.750%, 1/01/42 – AMBAC Insured	3/19 at 100.00	BBB	5,053,383
400	5.000%, 1/01/46 – AMBAC Insured	3/19 at 100.00	BBB	405,408
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
7,555	4.500%, 3/01/39 – FGIC Insured	3/19 at 100.00	Baa1	7,561,346
2,750	4.750%, 3/01/46 – NPFG Insured	3/19 at 100.00	Baa1	2,751,898
1,000	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	1,057,140
	American Art, Series 2011, 5.000%, 7/01/31
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	AA–	1,675,740
	Conservation Society, Series 2013A, 5.000%, 8/01/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/25 at 100.00	Baa2	$ 1,625,231
	Project, Series 2015, 5.000%, 7/01/40
	Saint Lawrence County Industrial Development Agency Civic Development Corporation, New
	York, Revenue Bonds, Clarkson University Project, Series 2012A:
1,050	5.250%, 9/01/33	3/22 at 100.00	Baa1	1,133,276
1,750	5.000%, 9/01/41	3/22 at 100.00	Baa1	1,863,750
2,260	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	2,355,575
	Institute, Series 2010A, 5.125%, 9/01/40
110,500	Total Education and Civic Organizations			117,775,522
	Financials – 3.2% (2.0% of Total Investments)
4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	5,805,796
	Series 2005, 5.250%, 10/01/35
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	8,725,154
	Series 2007, 5.500%, 10/01/37
11,610	Total Financials			14,530,950
	Health Care – 3.8% (2.4% of Total Investments)
	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue
	Bonds, Series 2010:
350	5.000%, 7/01/26	7/20 at 100.00	A	363,069
350	5.200%, 7/01/32	7/20 at 100.00	A	363,045
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/25 at 100.00	A–	4,036,774
	Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43
500	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/20 at 100.00	A–	529,570
	Systems Inc, Series 2010A, 5.750%, 7/01/30
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	4,704,916
	Systems, Inc. Project, Series 2016B, 5.000%, 7/01/32
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/19 at 100.00	BB	717,675
	Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
715	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	771,464
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
2,730	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	2,909,498
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
2,080	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	2,080,790
	Hospital, Series 2001A, 7.125%, 7/01/31
595	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	595,226
	Hospital, Series 2001B, 7.125%, 7/01/31
15,850	Total Health Care			17,072,027
	Housing/Multifamily – 1.7% (1.0% of Total Investments)
4,000	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/19 at 100.00	AA+	4,013,960
	Bonds, Series 2009J, 4.800%, 5/01/36
705	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/20 at 100.00	AA+	727,200
	Bonds, Series 2010D-1A, 5.000%, 11/01/42
600	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B,	5/19 at 100.00	Aa2	602,862
	4.500%, 11/01/29
2,000	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2010A,	5/20 at 100.00	Aa2	2,030,280
	5.000%, 11/01/42
190	New York State Housing Finance Agency, Secured Mortgage Program Multifamily Housing	3/19 at 100.00	Aa1	190,502
	Revenue Bonds, Series 1999I, 6.200%, 2/15/20 (AMT)
7,495	Total Housing/Multifamily			7,564,804

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 0.1% (0.1% of Total Investments)
$ 645	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	N/R	$ 654,707
	Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (AMT)
	Industrials – 4.4% (2.8% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	2,058,763
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	17,876,577
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
19,080	Total Industrials			19,935,340
	Long-Term Care – 0.5% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/19 at 100.00	A2	1,276,670
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
835	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/19 at 100.00	N/R	812,062
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
170	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	3/19 at 100.00	N/R	168,897
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
2,280	Total Long-Term Care			2,257,629
	Tax Obligation/General – 13.1% (8.3% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
3,630	5.000%, 1/01/28	1/26 at 100.00	A+	4,238,787
500	5.000%, 1/01/38	1/26 at 100.00	A+	556,100
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,571,649
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,205,000
400	New York City, New York, General Obligation Bonds, Series 2009E, 5.000%, 8/01/28	8/19 at 100.00	AA	405,472
1,000	New York City, New York, General Obligation Bonds, Series 2012B, 5.000%, 8/01/30	8/22 at 100.00	AA	1,098,670
980	New York City, New York, General Obligation Bonds, Series 2012I, 5.000%, 8/01/32	8/22 at 100.00	AA	1,073,982
5,000	New York City, New York, General Obligation Bonds, Series 2014A-1,	8/23 at 100.00	AA	5,662,250
	5.000%, 8/01/26
8,775	New York City, New York, General Obligation Bonds, Series 2017B-1,	12/26 at 100.00	AA	9,919,348
	5.000%, 12/01/41
4,000	New York City, New York, General Obligation Bonds, Series 2018B-1,	10/27 at 100.00	AA	4,611,800
	5.000%, 10/01/37
	New York City, New York, General Obligation Bonds, Series 2018E-1:
7,000	5.000%, 3/01/38 (UB) (5)	3/28 at 100.00	AA	8,103,830
1,000	5.000%, 3/01/39	3/28 at 100.00	AA	1,150,320
	New York City, New York, General Obligation Bonds, Series 2018F-1:
6,480	5.000%, 4/01/40	4/28 at 100.00	AA	7,430,487
1,420	5.000%, 4/01/43	4/28 at 100.00	AA	1,617,536
1,965	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	AA	2,147,666
	5.000%, 4/01/28
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082:
3,125	14.803%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	4,515,125
1,525	14.803%, 3/01/31, 144A (IF) (5)	3/23 at 100.00	AA	2,203,381
720	Rochester, New York, General Obligation Bonds, Series 1999, 5.250%, 10/01/19 – NPFG Insured	No Opt. Call	AA–	735,221
50,915	Total Tax Obligation/General			59,246,624
	Tax Obligation/Limited – 28.0% (17.7% of Total Investments)
980	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/21 at 100.00	AA+	1,036,321
	General Purpose Series 2011C, 5.000%, 3/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	$ 1,082,080
	General Purpose Series 2012D, 5.000%, 2/15/33
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/23 at 100.00	AA+	5,494,400
	General Purpose Series 2013A, 5.000%, 2/15/43
2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	2,327,104
	General Purpose Series 2014C. Group C, 5.000%, 3/15/44
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,142,680
	2015B. Group A,B&C, 5.000%, 3/15/35
6,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	AA+	6,883,080
	2018E Group 4, 5.000%, 3/15/44
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	BB	3,542,243
2,355	5.000%, 11/15/34	11/25 at 100.00	BB	2,514,999
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	4,234,725
	Series 2017A, 5.000%, 2/15/42
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2011A:
2,550	5.750%, 2/15/47	2/21 at 100.00	AA–	2,734,569
1,910	5.250%, 2/15/47	2/21 at 100.00	AA–	2,021,792
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding
	Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	2,019,296
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,499,008
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	4,050,760
	Series 2017S-3, 5.000%, 7/15/38
9,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	10,741,590
	Series 2018S-4A, 5.250%, 7/15/36
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,275,720
	Series 2019S-1, 5.000%, 7/15/45
890	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,038,505
	Series 2019S-3A, 5.000%, 7/15/36
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/22 at 100.00	AA	2,049,034
	Series 2013S-1, 5.000%, 7/15/31
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Series 2012E-1:
3,775	5.000%, 2/01/37	2/22 at 100.00	AAA	4,070,922
3,950	5.000%, 2/01/42	2/22 at 100.00	AAA	4,248,067
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	3,442,940
	Series 2013F-1, 5.000%, 2/01/29
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	8,692,846
	Series 2013I, 5.000%, 5/01/38
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	4,686,371
	Series 2014D-1, 5.000%, 2/01/35
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	5,731,200
	Series 2017B-1, 5.000%, 8/01/36
2,825	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	AAA	2,997,381
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	2,116,300
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
2,400	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	5/19 at 100.00	AAA	2,433,792
	Bonds, Tender Option Bond Trust 2015-XF0080, 11.310%, 5/01/38, 144A (IF)
6,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A,	4/21 at 100.00	AA–	6,448,080
	5.750%, 4/01/41

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 11,300	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	$ 11,773,922
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
2,110	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A,	9/20 at 100.00	AA+	2,215,162
	5.000%, 3/15/29
829	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,	No Opt. Call	N/R	695,109
	0.000%, 8/01/45 (10)
1,181	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,	No Opt. Call	N/R	989,939
	Series 2007A Sr. Bond, 0.000%, 8/01/43 (10)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Trust Tax-Exempt Trust
	Unit, Series 2007A Sr. Bond:
3,586	0.000%, 8/01/43 (10)	No Opt. Call	N/R	3,164,942
2,518	0.000%, 8/01/45 (10)	No Opt. Call	N/R	2,222,325
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/29 (AMT)	1/26 at 100.00	A–	2,228,040
1,000	5.000%, 1/01/35 (AMT)	1/26 at 100.00	A–	1,081,120
116,769	Total Tax Obligation/Limited			126,926,364
	Transportation – 30.1% (19.0% of Total Investments)
7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	AA–	8,511,300
	Series 2015D-1, 5.000%, 11/15/30
1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	1,651,080
	2012E, 5.000%, 11/15/42
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	AA–	5,902,888
	2015A-1, 5.000%, 11/15/45
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2016C-1:
2,500	5.000%, 11/15/34	11/26 at 100.00	AA–	2,832,275
12,560	5.000%, 11/15/56	11/26 at 100.00	AA–	13,681,357
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
200	5.750%, 10/01/37 (6)	3/19 at 101.00	N/R	131,000
5,500	5.875%, 10/01/46 (6)	3/19 at 101.00	N/R	3,602,500
2,850	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	3,038,471
	Center Project, Series 2011, 5.000%, 11/15/44
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	1,477,616
	Series 2016A, 5.000%, 1/01/51
12,110	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	12,826,912
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
1,760	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	1,843,864
11,470	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	11,898,863
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Delta Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project,
	Series 2018:
3,000	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	3,440,700
8,500	5.000%, 1/01/32 (AMT)	1/28 at 100.00	Baa3	9,697,480
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	AA–	9,824,293
	Eighty-Ninth Series 2015, 5.000%, 5/01/45
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Sixty	1/21 at 100.00	AA–	5,250,200
	Sixth Series 2011, 5.000%, 1/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eleventh Series 2018:
$ 2,330	4.000%, 9/01/43	9/28 at 100.00	AA–	$ 2,429,724
6,000	5.000%, 9/01/48 (UB) (5)	9/28 at 100.00	AA–	6,900,240
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	4,552,760
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Series 2017:
4,000	5.000%, 10/15/47	4/27 at 100.00	AA–	4,520,560
5,000	5.250%, 10/15/57	4/27 at 100.00	AA–	5,729,950
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eighth Series 2010:
1,020	6.500%, 12/01/28	3/19 at 100.00	BBB+	1,064,329
5,000	6.000%, 12/01/36	12/20 at 100.00	BBB+	5,293,450
3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	3,964,695
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/26 at 100.00	AA–	5,616,400
	Refunding Series 2016A, 5.000%, 11/15/46
780	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	830,310
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
126,675	Total Transportation			136,513,217
	U.S. Guaranteed – 14.1% (8.9% of Total Investments) (7)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
2,950	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	3,070,537
1,000	6.375%, 7/15/43 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+	1,041,930
400	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds,	5/20 at 100.00	AA	415,820
	Grasse River LLC at SUNY Canton Project Series 2010A, 5.000%, 5/01/40 (Pre-refunded 5/01/20)
1,750	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	1,834,788
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
1,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	1,072,710
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
5,500	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A–	5,820,375
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
4,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/20 at 100.00	A–	4,207,960
	2010, 5.625%, 7/01/40 (Pre-refunded 7/01/20)
4,445	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College	7/19 at 100.00	N/R	4,506,030
	Project, Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
4,150	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	4,483,867
90	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	96,380
8,265	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	8,865,948
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2010D:
4,000	5.000%, 11/15/34 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	4,234,360
1,560	5.250%, 11/15/40 (Pre-refunded 11/15/20)	11/20 at 100.00	AA–	1,657,906
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A1	5,731,686
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	2,309,420
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
$ 2,175	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	$ 2,315,440
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)
1,810	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	1,993,335
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
470	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	506,204
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)
560	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series	No Opt. Call	AA+	576,139
	1993B, 5.000%, 1/01/20 (ETM)
7,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Series	1/22 at 100.00	AA+	8,163,750
	1999B, 5.500%, 1/01/30 (Pre-refunded 1/01/22)
1,000	Yonkers Industrial Development Agency, New York, Civic Facility Revenue Bonds, Sarah	6/19 at 100.00	BBB	1,010,710
	Lawrence College Project, Series 2001A Remarketed, 6.000%, 6/01/41 (Pre-refunded 6/01/19)
59,725	Total U.S. Guaranteed			63,915,295
	Utilities – 9.6% (6.1% of Total Investments)
3,500	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	3,597,020
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	388,208
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	1,609,577
	2014A, 5.000%, 9/01/44
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	1,781,690
	2017, 5.000%, 9/01/47
1,250	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A–	1,354,200
	5.000%, 9/01/37
1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	1,906,387
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
2,435	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	3/19 at 100.00	N/R	2,435,536
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series	12/25 at 100.00	AAA	4,340,222
	2015, 5.000%, 12/15/37
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,295,178
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,196,591
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	8,994,885
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	1,751,310
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	5,241,330
4,000	5.000%, 12/15/39	12/27 at 100.00	AAA	4,643,960
39,215	Total Utilities			43,536,094
	Water and Sewer – 14.9% (9.4% of Total Investments)
4,140	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	4,443,793
	Revenue Bonds, Second Generation Resolution, Series 2012BB, 5.000%, 6/15/44
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	5,651,400
	General Resolution Revenue Bonds, Series 2014DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	11,355,000
	General Resolution Revenue Bonds, Series 2018DD1, 5.000%, 6/15/48 (UB)
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	10,680,071
	General Resolution Revenue Bonds, Series 2018EE, 5.000%, 6/15/40 (UB)
9,750	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/21 at 100.00	AAA	10,383,653
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Series 2011B, 5.000%, 6/15/41

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	$ 1,137,270
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:
5,590	5.000%, 6/15/42	6/27 at 100.00	AAA	6,396,134
400	5.000%, 6/15/47	6/27 at 100.00	AAA	454,988
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2018B:
7,500	5.000%, 6/15/43	6/28 at 100.00	AAA	8,678,400
3,680	5.000%, 6/15/48	6/28 at 100.00	AAA	4,234,907
3,840	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	4/20 at 100.00	AAA	3,975,629
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
60,185	Total Water and Sewer			67,391,245
$ 661,674	Total Long-Term Investments (cost $687,290,933)			717,398,487
	Floating Rate Obligations – (7.6)%			(34,300,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (32.4)% (8)			(146,818,962)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (19.4)% (9)			(88,045,718)
	Other Assets Less Liabilities – 1.1%			4,946,431
	Net Asset Applicable to Common Shares – 100%			$ 453,180,238

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch,
Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.5%.
(9)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.3%.
(10)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond's accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity.
IF
Inverse floating rate security issued by a tender option bond ("TOB") trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality Municipal Income Fund Portfolio of Investments February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.4% (100.0% of Total Investments)
	Consumer Staples – 10.3% (6.4% of Total Investments)
$ 8,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/19 at 19.57	N/R	$ 1,056,080
	Asset-Backed Bonds, 1st Subordinate Series 2005B, 0.000%, 6/01/47
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
27,580	5.000%, 6/01/38	3/19 at 100.00	BB+	27,578,345
13,500	5.000%, 6/01/45	3/19 at 100.00	B+	13,210,290
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/19 at 14.14	N/R	907,600
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50
1,310	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	2/19 at 100.00	B–	1,310,210
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
26,865	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	3/19 at 100.00	B–	26,077,856
	Bonds, Series 2006A-3, 5.000%, 6/01/35
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	6/26 at 100.00	N/R	4,747,766
	Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51
	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
4,135	5.000%, 6/01/45	6/27 at 100.00	B+	3,997,139
49,715	5.000%, 6/01/48	6/27 at 100.00	N/R	47,788,544
145,785	Total Consumer Staples			126,673,830
	Education and Civic Organizations – 28.7% (17.8% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	BBB–	3,389,116
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	BBB–	2,923,338
29,145	0.000%, 7/15/47	No Opt. Call	BBB–	7,990,102
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School
	for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	260,070
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,654,272
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,000	5.250%, 11/01/29	11/24 at 100.00	BB	1,036,030
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	5,824,862
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,486,545
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,753,054
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,153,559
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College	7/24 at 100.00	A	4,015,237
	Project, Series 2014, 5.000%, 7/01/44
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	5,437,952
	University, Series 2013A, 5.000%, 7/01/44
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/25 at 100.00	A–	1,874,138
	University, Series 2015A, 5.000%, 7/01/37
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	5,091,728
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	A–	$ 6,755,040
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and
	University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,827,045
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,367,906
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,040,524
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	16,419,939
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27
4,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/21 at 100.00	Aa2	5,061,220
	Dormitory Facilities, Series 2011A, 5.000%, 7/01/41
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	4,071,075
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
3,095	5.000%, 7/01/31	7/25 at 100.00	Aa3	3,565,007
3,465	5.000%, 7/01/33	7/25 at 100.00	Aa3	3,962,782
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2017A:
2,930	5.000%, 7/01/34	7/27 at 100.00	Aa3	3,408,293
1,625	5.000%, 7/01/46	7/27 at 100.00	Aa3	1,835,714
	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College,
	Series 2007A:
405	5.000%, 7/01/25 – FGIC Insured	3/19 at 100.00	Baa2	406,110
1,320	5.000%, 7/01/37 – NPFG Insured	3/19 at 100.00	Baa2	1,323,551
	Dormitory Authority of the State of New York, Revenue Bonds, Convent of the Sacred
	Heart, Series 2011:
1,000	5.625%, 11/01/35 – AGM Insured	5/21 at 100.00	AA	1,076,060
5,980	5.750%, 11/01/40 – AGM Insured	5/21 at 100.00	AA	6,445,244
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	14,353,380
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan	7/19 at 100.00	Baa2	1,009,930
	College, Series 2009, 5.250%, 7/01/29
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,788,690
4,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	5,197,640
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	10,355,400
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	10,135,179
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	12,647,736
	2016A, 5.000%, 7/01/32
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,619,520
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,460,921
11,175	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/28 at 100.00	Aa2	12,817,948
	2018A, 5.000%, 7/01/48
5,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	5,843,700
	2019A, 5.000%, 7/01/42
2,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	2,911,664
	Cornell University, Series 2008C, 5.000%, 7/01/37

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,
	Cornell University, Series 2010A:
$ 5,000	5.000%, 7/01/35	7/20 at 100.00	Aa1	$ 5,202,750
11,560	5.000%, 7/01/40	7/20 at 100.00	Aa1	12,016,389
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute,
	Series 2015A:
800	5.000%, 7/01/39	7/24 at 100.00	A2	887,584
1,500	5.000%, 7/01/44	7/24 at 100.00	A2	1,656,405
	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of
	Technology, Series 2006A:
2,500	5.250%, 7/01/20 – AMBAC Insured	No Opt. Call	A1	2,617,750
2,000	5.250%, 7/01/21 – AMBAC Insured	No Opt. Call	A1	2,163,200
	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph's College,
	Series 2010:
1,815	5.250%, 7/01/25	3/19 at 100.00	Ba1	1,818,485
2,000	5.250%, 7/01/35	7/20 at 100.00	Ba1	2,031,880
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	9,383,209
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/23 at 100.00	A2	1,099,190
	Project, Series 2013A, 5.000%, 7/01/39
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	6,319,750
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,966,981
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,957,449
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John	6/24 at 100.00	A–	1,603,756
	Fisher College, Series 2014A, 5.500%, 6/01/39
1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	1,328,202
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, Payment in Lieu of Taxes Revenue
	Bonds, Queens Baseball Stadium Project, Series 2009:
1,000	6.125%, 1/01/29 – AGC Insured	3/19 at 100.00	AA	1,003,370
1,000	6.375%, 1/01/39 – AGC Insured	3/19 at 100.00	AA	1,003,340
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
6,815	5.000%, 1/01/31 – AMBAC Insured	3/19 at 100.00	BBB	6,833,673
5,000	5.000%, 1/01/36 – AMBAC Insured	3/19 at 100.00	BBB	5,013,150
1,030	4.750%, 1/01/42 – AMBAC Insured	3/19 at 100.00	BBB	1,030,690
14,500	5.000%, 1/01/46 – AMBAC Insured	3/19 at 100.00	BBB	14,696,040
4,730	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium	3/19 at 100.00	AA	4,751,900
	Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured
	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee
	Stadium Project, Series 2006:
4,280	5.000%, 3/01/31 – FGIC Insured	3/19 at 100.00	Baa1	4,310,559
31,650	5.000%, 3/01/36 – NPFG Insured	3/19 at 100.00	Baa1	31,709,185
20,210	4.500%, 3/01/39 – FGIC Insured	3/19 at 100.00	Baa1	20,226,976
3,400	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	1/21 at 100.00	AA	3,594,276
	American Art, Series 2011, 5.000%, 7/01/31
	Niagara Area Development Corporation, New York, Niagara University Project,
	Series 2012A:
600	5.000%, 5/01/35	5/22 at 100.00	BBB+	643,470
1,000	5.000%, 5/01/42	5/22 at 100.00	BBB+	1,060,900

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/22 at 100.00	Baa2	$ 1,512,118
	Project, Series 2012, 5.000%, 7/01/42
1,000	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/21 at 100.00	AA–	1,077,660
	University Project, Series 2011, 5.000%, 12/01/36
3,700	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic	9/20 at 100.00	A3	3,856,473
	Institute, Series 2010A, 5.125%, 9/01/40
359,440	Total Education and Civic Organizations			352,973,981
	Financials – 1.6% (1.0% of Total Investments)
1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	1,984,415
	Series 2005, 5.250%, 10/01/35
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A	17,532,681
	Series 2007, 5.500%, 10/01/37
15,450	Total Financials			19,517,096
	Health Care – 3.2% (2.0% of Total Investments)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist	7/24 at 100.00	A	1,408,912
	Hospital Project, Refunding Series 2014, 5.000%, 7/01/27
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2017:
1,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	1,115,540
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	331,929
900	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/20 at 100.00	A–	950,526
	Systems Inc, Series 2010A, 5.750%, 7/01/40
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A–	2,010,060
7,940	5.000%, 7/01/46	7/26 at 100.00	A–	8,697,000
1,875	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue	2/21 at 100.00	AA	2,023,069
	Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/35
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/22 at 100.00	A–	4,190,121
	General Hospital Project, Series 2013A, 5.000%, 12/01/42
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/26 at 100.00	A–	3,071,152
	General Hospital Project, Series 2017, 5.000%, 12/01/46
5,585	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	A–	5,952,214
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%, 7/01/28
565	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	Baa2	598,798
	2010-C2, 6.125%, 11/01/37
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	2,421,387
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
5,275	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	5,277,004
	Hospital, Series 2001A, 7.125%, 7/01/31
1,870	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John's Riverside	3/19 at 100.00	B–	1,870,711
	Hospital, Series 2001B, 7.125%, 7/01/31
37,520	Total Health Care			39,918,423
	Housing/Multifamily – 0.1% (0.1% of Total Investments)
1,040	New York City Housing Development Corporation, New York, Multifamily Housing Revenue	5/20 at 100.00	AA+	1,072,750
	Bonds, Series 2010D-1A, 5.000%, 11/01/42
450	New York State Housing Finance Agency, Affordable Housing Revenue Bonds, Series 2009B,	5/19 at 100.00	Aa2	452,146
	4.500%, 11/01/29
1,490	Total Housing/Multifamily			1,524,896

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 3.2% (2.0% of Total Investments)
$ 38,030	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 39,652,740
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	Long-Term Care – 0.1% (0.1% of Total Investments)
1,225	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic	12/20 at 100.00	BBB–	1,285,135
	Landing At Southold, Inc. Project, Refunding Series 2010, 6.000%, 12/01/40
	Tax Obligation/General – 11.9% (7.3% of Total Investments)
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2009C:
985	5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	1,004,542
15	5.000%, 10/01/29 – AGC Insured	10/19 at 100.00	AA	15,298
11,365	Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B,	7/28 at 100.00	AA	12,808,128
	5.000%, 7/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series,
	Refunding 2016A:
5,860	5.000%, 1/01/31	1/26 at 100.00	A+	6,696,632
500	5.000%, 1/01/38	1/26 at 100.00	A+	556,100
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	5,710,056
	5.000%, 4/01/33
5	New York City, New York, General Obligation Bonds, Series 2004E, 5.000%,	3/19 at 100.00	AA	5,015
	11/01/20 – AGM Insured
1,200	New York City, New York, General Obligation Bonds, Series 2009E, 5.000%, 8/01/28	8/19 at 100.00	AA	1,216,416
	New York City, New York, General Obligation Bonds, Series 2012A-1:
6,085	5.000%, 10/01/31	10/22 at 100.00	AA	6,704,209
1,000	5.000%, 10/01/33	10/22 at 100.00	AA	1,099,950
1,570	5.000%, 10/01/34	10/22 at 100.00	AA	1,725,210
8,665	New York City, New York, General Obligation Bonds, Series 2012B, 5.000%, 8/01/30	8/22 at 100.00	AA	9,519,975
	New York City, New York, General Obligation Bonds, Series 2012I:
1,000	5.000%, 8/01/30	8/22 at 100.00	AA	1,098,670
2,000	5.000%, 8/01/31	8/22 at 100.00	AA	2,193,880
	New York City, New York, General Obligation Bonds, Series 2013F-1:
5,000	5.000%, 3/01/29	3/23 at 100.00	AA	5,572,300
3,400	5.000%, 3/01/31	3/23 at 100.00	AA	3,778,114
2,190	5.000%, 3/01/32	3/23 at 100.00	AA	2,430,878
1,000	5.000%, 3/01/33	3/23 at 100.00	AA	1,108,780
3,735	New York City, New York, General Obligation Bonds, Series 2014A-1,	8/23 at 100.00	AA	4,229,701
	5.000%, 8/01/26
8,000	New York City, New York, General Obligation Bonds, Series 2014D-1,	8/23 at 100.00	AA	8,976,640
	5.000%, 8/01/30
7,665	New York City, New York, General Obligation Bonds, Series 2015A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,728,749
9,600	New York City, New York, General Obligation Bonds, Series 2017B-1,	12/26 at 100.00	AA	10,851,936
	5.000%, 12/01/41
7,560	New York City, New York, General Obligation Bonds, Series 2018B-1,	10/27 at 100.00	AA	9,049,169
	5.250%, 10/01/33
	New York City, New York, General Obligation Bonds, Series 2018E-1:
7,000	5.000%, 3/01/37	3/28 at 100.00	AA	8,133,720
3,580	5.000%, 3/01/39	3/28 at 100.00	AA	4,118,146
11,355	5.000%, 3/01/41	3/28 at 100.00	AA	12,979,560
	New York City, New York, General Obligation Bonds, Series 2011D-I:
2,785	5.000%, 10/01/30	10/21 at 100.00	AA	3,001,005
2,880	5.000%, 10/01/34	10/21 at 100.00	AA	3,095,078
1,740	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	AA	1,901,750
	5.000%, 4/01/28

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
	Rensselaer County, New York, General Obligation Bonds, Series 1991:
$ 960	6.700%, 2/15/20 – AMBAC Insured	No Opt. Call	AA	$ 1,006,762
747	6.700%, 2/15/21 – AMBAC Insured	No Opt. Call	AA	821,110
	Rochester, New York, General Obligation Bonds, Series 1999:
735	5.250%, 10/01/20 – NPFG Insured	No Opt. Call	AA–	777,145
735	5.250%, 10/01/21 – NPFG Insured	No Opt. Call	AA–	802,620
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	822,652
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	845,814
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	867,685
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	887,935
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	897,630
129,592	Total Tax Obligation/General			146,038,960
	Tax Obligation/Limited – 42.7% (26.5% of Total Investments)
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/19 at 100.00	AA	107,304
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
335	Dormitory Authority of the State of New York, Revenue Bonds, State University	No Opt. Call	Aa2	337,646
	Educational Facilities, Series 1993A, 5.500%, 5/15/19 – AMBAC Insured
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2011C:
995	5.000%, 3/15/34	3/21 at 100.00	AA+	1,054,839
24,000	5.000%, 3/15/41	3/21 at 100.00	AA+	25,379,280
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2012D:
7,550	5.000%, 2/15/33	2/22 at 100.00	AA+	8,169,704
10,000	5.000%, 2/15/40	2/22 at 100.00	AA+	10,770,200
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
5,000	5.000%, 2/15/29	2/24 at 100.00	AA+	5,706,050
10,000	5.000%, 2/15/30	2/24 at 100.00	AA+	11,351,500
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	7,831,600
	General Purpose Series 2014C. Group C, 5.000%, 3/15/44
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/25 at 100.00	AA+	2,850,750
	General Purpose Series 2015A, 5.000%, 3/15/33
7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/27 at 100.00	AA+	8,550,525
	General Purpose, Series 2017A, 5.000%, 2/15/38
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/23 at 100.00	AA+	31,140,522
	2013A, 5.000%, 3/15/43
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	13,717,087
	2015B. Group A,B&C, 5.000%, 3/15/36
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/27 at 100.00	AA+	3,441,660
	2017A, 5.000%, 3/15/37
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	10,358,600
	2018C, 4.000%, 3/15/45
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	1,213,607
	Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	BB	5,576,138
6,770	5.000%, 11/15/34	11/25 at 100.00	BB	7,229,954
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture
	Series 2017A:
8,185	5.000%, 2/15/38	2/27 at 100.00	Aa3	9,331,473
21,015	5.000%, 2/15/45	2/27 at 100.00	Aa3	23,632,628

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
$ 8,770	5.750%, 2/15/47	2/21 at 100.00	AA–	$ 9,404,773
5,735	5.250%, 2/15/47	2/21 at 100.00	AA–	6,070,669
1,765	5.000%, 2/15/47 – AGM Insured	2/21 at 100.00	AA	1,850,973
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	4,121,806
	Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,
	Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	6,106,806
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	5,947,563
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	12,333,420
	Series 2015S-2, 5.000%, 7/15/40
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	7,759,350
	Series 2016S-1, 4.000%, 7/15/40
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	6,547,612
	Series 2017S-3, 5.250%, 7/15/45
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,983,775
	Series 2018S-4A, 5.250%, 7/15/36
7,945	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	9,270,703
	Series 2019S-3A, 5.000%, 7/15/36
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Series 2012E-1:
6,225	5.000%, 2/01/37	2/22 at 100.00	AAA	6,712,978
24,155	5.000%, 2/01/42	2/22 at 100.00	AAA	25,977,736
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/22 at 100.00	AAA	35,203,025
	Series 2012F-1, 5.000%, 5/01/39
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	5,682,522
	Series 2013F-1, 5.000%, 2/01/29
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	15,172,001
	Series 2014D-1, 5.000%, 2/01/37
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Series 2015B-1:
5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	5,693,900
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,490,165
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	AAA	1,271,746
	Series 2017A-1, 4.000%, 5/01/42
8,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	8,430,723
	Series 2017B-1, 4.000%, 8/01/41
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Series 2019A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,595,674
4,000	5.000%, 8/01/40	8/28 at 100.00	AAA	4,608,560
	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue
	Bonds, Subordinate Lien Series 2011C:
5,645	5.500%, 11/01/35	11/20 at 100.00	AAA	5,989,458
1,000	5.000%, 11/01/39	11/20 at 100.00	AAA	1,048,850
8,490	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	8,983,693
	Bonds, Subordinate Series 2011-D1, 5.000%, 2/01/35
	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2011A:
18,575	5.750%, 4/01/33 – AGM Insured	4/21 at 100.00	N/R	20,001,560
4,000	5.750%, 4/01/41	4/21 at 100.00	AA–	4,298,720
28,795	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	30,002,662
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series 2010A:
$ 1,600	5.000%, 3/15/29	9/20 at 100.00	AA+	$ 1,679,744
1,945	5.000%, 3/15/30	9/20 at 100.00	AA+	2,041,336
3,735	New York State Urban Development Corporation, Revenue Bonds, State Facilities, Refunding	No Opt. Call	AA	3,820,980
	Series 1995, 5.700%, 4/01/20 – AGM Insured (UB) (5)
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/23 at 100.00	AA+	13,428,599
	General Purpose Series 2013C, 5.000%, 3/15/32
1,320	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A,	No Opt. Call	N/R	1,106,614
	0.000%, 8/01/45 (9)
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Taxable Trust Unit,
	Series 2007A Sr. Bond:
319	0.000%, 8/01/41 (9)	No Opt. Call	N/R	267,447
1,053	0.000%, 8/01/42 (9)	No Opt. Call	N/R	882,942
699	0.000%, 8/01/44 (9)	No Opt. Call	N/R	585,937
12,696	0.000%, 8/01/46 (9)	No Opt. Call	N/R	10,643,284
	Puerto Rico Urgent Interest Fund Corp (COFINA), National Custodial Trust Tax-Exempt Trust Unit,
	Series 2007A Sr. Bond:
969	0.000%, 8/01/41 (9)	No Opt. Call	N/R	855,065
3,199	0.000%, 8/01/42 (9)	No Opt. Call	N/R	2,822,804
2,123	0.000%, 8/01/44 (9)	No Opt. Call	N/R	1,873,236
4,009	0.000%, 8/01/45 (9)	No Opt. Call	N/R	3,537,940
38,556	0.000%, 8/01/46 (9)	No Opt. Call	N/R	34,026,839
185	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Hampton Bays	3/19 at 100.00	Baa2	185,518
	Public Library, Series 1999A, 6.000%, 10/01/19 – NPFG Insured
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee	11/23 at 100.00	BBB+	2,971,660
	Dennison Building, Series 2013, 5.000%, 11/01/33
494,563	Total Tax Obligation/Limited			526,042,435
	Transportation – 16.4% (10.1% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue	1/27 at 100.00	A+	5,474,748
	Bonds, Series 2017, 5.000%, 1/01/47
10,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/26 at 100.00	AA–	10,942,200
	Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding
	Green Series 2016B:
1,815	4.000%, 11/15/34	11/26 at 100.00	AA–	1,910,886
4,000	5.000%, 11/15/35	11/26 at 100.00	AA–	4,514,840
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	15,263,672
	Series 2012F, 5.000%, 11/15/30
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds,
	Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	AA–	1,965,428
10,000	5.000%, 11/15/38	11/23 at 100.00	AA–	10,890,900
9,370	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	10,455,983
	2014B, 5.250%, 11/15/35
2,700	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	AA–	2,937,843
	2015A-1, 5.000%, 11/15/45
2,570	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	AA–	2,911,579
	2016C-1, 5.000%, 11/15/34
8,055	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	8,587,677
	Center Project, Series 2011, 5.000%, 11/15/44

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,
	Series 2016A:
$ 2,000	5.000%, 1/01/36	1/26 at 100.00	A2	$ 2,257,800
7,500	5.000%, 1/01/41	1/26 at 100.00	A2	8,368,050
1,285	5.000%, 1/01/46	1/26 at 100.00	A2	1,422,842
19,230	5.000%, 1/01/51	1/26 at 100.00	A2	21,047,812
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	AA–	4,496,206
1,000	5.000%, 9/01/35	9/24 at 100.00	AA–	1,136,620
5,155	5.000%, 9/01/36	9/24 at 100.00	AA–	5,850,770
9,755	5.000%, 9/01/39	9/24 at 100.00	AA–	11,028,710
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Ninth Series 2015:
3,595	5.000%, 5/01/35	5/25 at 100.00	AA–	4,103,189
10,780	5.000%, 5/01/45	5/25 at 100.00	AA–	12,062,173
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	10,290,960
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	AA–	2,239,640
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,515	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,579,842
	Eleventh Series 2018, 4.000%, 9/01/43
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	AA–	1,138,190
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth
	Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	AA–	1,769,115
1,200	5.000%, 7/15/37	7/28 at 100.00	AA–	1,408,980
1,000	5.000%, 7/15/38	7/28 at 100.00	AA–	1,168,890
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	AA–	2,260,280
	Series 2017, 5.000%, 10/15/47
2,500	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	3/19 at 100.00	BBB+	2,608,650
	Terminal LLC Project, Eighth Series 2010, 6.500%, 12/01/28
1,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,732,710
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	573,145
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA
	Bridges & Tunnels, Series 2018A:
8,755	5.000%, 11/15/43	5/28 at 100.00	AA–	10,076,480
10,000	5.000%, 11/15/45	5/28 at 100.00	AA–	11,481,400
5,480	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	No Opt. Call	A+	5,833,460
	Refunding Subordinate Lien Series 2002E, 5.500%, 11/15/20 – NPFG Insured
181,355	Total Transportation			201,791,670
	U.S. Guaranteed – 13.2% (8.2% of Total Investments) (6)
5,315	Albany Capital Resource Corporation, New York, St. Peter's Hospital Project, Series	11/20 at 100.00	N/R	5,712,243
	2011, 6.125%, 11/15/30 (Pre-refunded 11/15/20)
	Canton Capital Resource Corporation, New York, Student Housing Facility Revenue Bonds,
	Grasse River LLC at SUNY Canton Project Series 2010A:
1,000	5.000%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA	1,039,550
1,000	5.000%, 5/01/45 (Pre-refunded 5/01/20) – AGM Insured	5/20 at 100.00	AA	1,039,550

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 2,455	Dormitory Authority of the State of New York, FHA-Insured Mortgage Hospital Revenue	8/19 at 100.00	N/R	$ 2,506,088
	Bonds, Hospital for Special Surgery, Series 2009, 6.250%, 8/15/34 (Pre-refunded 8/15/19)
6,215	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/19 at 100.00	Aa2	6,285,292
	Dormitory Facilities, Series 2009A, 5.000%, 7/01/39 (Pre-refunded 7/01/19)
1,000	Dormitory Authority of the State of New York, Master BOCES Program Lease Revenue Bonds,	8/19 at 100.00	AA	1,015,710
	Nassau County Board of Cooperative Educational Services, Series 2009, 5.000%, 8/15/28
	(Pre-refunded 8/15/19) – AGC Insured
875	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/20 at 100.00	A–	917,394
	Series 2010, 5.250%, 7/01/30 (Pre-refunded 7/01/20)
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2009A:
10,000	5.250%, 7/01/34 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	10,121,200
3,890	5.000%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aa2	3,933,996
13,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/19 at 100.00	Aa2	13,652,685
	2009B, 5.000%, 7/01/39 (Pre-refunded 7/01/19)
4,000	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/21 at 100.00	A–	4,290,840
	Jewish Obligated Group, Series 2011A, 5.000%, 5/01/41 (Pre-refunded 5/01/21)
895	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	10/19 at 100.00	AA	916,203
	Program, Series 2009A, 5.625%, 10/01/29 (Pre-refunded 10/01/19) – AGC Insured
10,125	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/19 at 100.00	AA	10,182,004
	Buffalo City School District Project, Series 2009A, 5.000%, 5/01/31 (Pre-refunded 5/01/19)
3,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 (Pre-refunded	10/20 at 100.00	AA	3,158,460
	10/01/20) – AGM Insured
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2011A:
14,260	5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	15,407,217
265	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3	283,786
85	5.000%, 2/15/47 (Pre-refunded 2/15/21) – AGM Insured	2/21 at 100.00	AA	90,619
3,310	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A,	5/19 at 100.00	AA+	3,330,985
	5.500%, 5/01/33 (Pre-refunded 5/01/19) – BHAC Insured
5,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	5,363,550
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
27,285	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/20 at 100.00	AA–	28,997,407
	2010D, 5.250%, 11/15/40 (Pre-refunded 11/15/20)
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	AA–	6,937,789
	2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	AA–	546,821
	2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	2,215,381
	2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	AA–	16,165,940
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
4,355	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	11/20 at 100.00	N/R	4,636,202
	Bonds, Subordinate Lien Series 2011C, 5.500%, 11/01/35 (Pre-refunded 11/01/20)
1,605	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	1,767,570
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
955	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Catholic	7/21 at 100.00	N/R	1,028,564
	Health Services of Long Island Obligated Group Project, Refunding Series 2011, 5.000%,
	7/01/28 (Pre-refunded 7/01/21)

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
	Tompkins County Development Corporation, New York, Revenue Bonds, Ithaca College,
	Series 2011:
$ 1,390	5.500%, 7/01/33 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	$ 1,487,342
1,000	5.250%, 7/01/36 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	1,065,560
4,000	5.375%, 7/01/41 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	N/R	4,271,160
4,485	Westchester County Health Care Corporation, New York, Senior Lien Revenue Bonds, Series	11/20 at 100.00	N/R	4,816,486
	2010-C2, 6.125%, 11/01/37 (Pre-refunded 11/01/20)
153,735	Total U.S. Guaranteed			163,183,594
	Utilities – 12.2% (7.5% of Total Investments)
2,450	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	2,517,914
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,096,424
	Long Island Power Authority, New York, Electric System General Revenue Bonds,
	Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	7,108,080
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	6,913,360
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	16,748,000
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	8,061,000
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	11,613,750
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	7,494,700
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	2,855,346
	2014A, 5.000%, 9/01/44
6,520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	7,306,051
	2017, 5.000%, 9/01/47
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:
5,090	5.000%, 12/15/36	12/25 at 100.00	AAA	5,853,704
8,925	5.000%, 12/15/37	12/25 at 100.00	AAA	10,234,208
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	10,761,125
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	24,968,366
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	8,091,860
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,368,300
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,150,039
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	3,785,835
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	5,804,950
	5.000%, 12/15/39
152,010	Total Utilities			149,733,012
	Water and Sewer – 17.8% (11.0% of Total Investments)
5,160	New York City Municipal Water Finance Authority, New York, Water and Sewer System	12/21 at 100.00	AA+	5,538,641
	Revenue Bonds, Second Generation Resolution, Series 2012BB, 5.000%, 6/15/44
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	4,532,185
	General Resolution Revenue Bonds, Series 2013DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	11,302,800
	General Resolution Revenue Bonds, Series 2014DD, 5.000%, 6/15/35

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$ 5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	$ 5,636,950
	General Resolution Revenue Bonds, Series 2015HH, 5.000%, 6/15/39
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/26 at 100.00	AA+	16,811,550
	General Resolution Revenue Bonds, Series 2017CC-1, 5.000%, 6/15/46
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Series 2018AA:
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,771,050
3,000	5.000%, 6/15/38	6/27 at 100.00	AA+	3,450,960
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,386,280
	General Resolution Revenue Bonds, Series 2018CC-1, 5.000%, 6/15/48
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	28,387,500
	General Resolution Revenue Bonds, Series 2018DD1, 5.000%, 6/15/48 (UB)
1,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,610,350
	General Resolution Revenue Bonds, Series 2018EE, 5.000%, 6/15/40
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Series 2018FF:
13,815	5.000%, 6/15/38	6/28 at 100.00	AA+	16,110,224
10,000	5.000%, 6/15/40	6/28 at 100.00	AA+	11,576,700
2,580	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/24 at 100.00	AAA	2,964,472
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Subordinated Series 2014A, 5.000%, 6/15/30
3,110	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	3,573,794
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution Subordinated SRF Series 2015A, 5.000%, 6/15/36
1,940	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/26 at 100.00	AAA	2,009,200
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Series 2016A, 4.000%, 6/15/46
7,350	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	8,409,943
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017A, 5.000%, 6/15/42
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2017E:
3,500	5.000%, 6/15/42	6/27 at 100.00	AAA	4,004,735
4,000	5.000%, 6/15/47	6/27 at 100.00	AAA	4,549,880
13,500	5.000%, 6/15/47 (UB) (5)	6/27 at 100.00	AAA	15,355,845
10,430	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/28 at 100.00	AAA	12,002,740
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds, Subordinated SRF Series 2018B, 5.000%, 6/15/48
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	5/24 at 100.00	AAA	25,097,426
	Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	8/26 at 100.00	AAA	5,686,700
	Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41
3,845	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	4/20 at 100.00	AAA	3,980,805
	Bonds, 2010 Master Financing Program, Series 2010C, 5.000%, 10/15/35
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/22 at 100.00	AAA	3,342,569
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A,	6/25 at 100.00	AAA	8,328,388
	5.250%, 6/01/36
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue	No Opt. Call	A1	2,057,376
	Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
	Water Authority of Western Nassau County, New York, Water System Revenue Bonds,
	Series 2015A:
$ 1,325	5.000%, 4/01/40	4/25 at 100.00	AA–	$ 1,488,889
1,950	5.000%, 4/01/45	4/25 at 100.00	AA–	2,180,802
193,675	Total Water and Sewer			219,148,754
$ 1,903,870	Total Long-Term Investments (cost $1,880,715,169)			1,987,484,526
	Floating Rate Obligations – (2.7)%			(33,600,000)
	MuniFund Preferred Shares, net of deferred offering costs – (6.5)% (7)			(79,524,811)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.7)% (8)			(661,148,650)
	Other Assets Less Liabilities – 1.5%			18,560,216
	Net Asset Applicable to Common Shares – 100%			$ 1,231,771,281

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch,
Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.0%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 33.3%.
(9)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond's accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives. Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
February 28, 2019

	NNY	NYV	NAN	NRK
Assets
Long-term investments, at value (cost $144,551,027, $29,595,243
$687,290,933 and $1,880,715,169, respectively)	$150,591,500	$31,955,639	$717,398,487	$1,987,484,526
Short-term investments, at value (cost approximates value)	—	2,500,000	—	—
Cash	466,859	104,518	—	825,535
Receivable for:
Interest	1,599,475	439,833	8,365,429	22,139,606
Investments sold	—	1,200,000	—	—
Other assets	749	369	126,221	714,929
Total assets	152,658,583	36,200,359	725,890,137	2,011,164,596
Liabilities
Cash overdraft	—	—	1,289,750	—
Floating rate obligations	1,840,000	—	34,300,000	33,600,000
Payable for:
Dividends	422,369	95,334	1,368,665	3,705,945
Interest	—	—	296,525	—
Offering costs	—	—	68,288	—
Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, net of deferred offering
costs (liquidation preference $—, $—, $147,000,000 and $—, respectively)	—	—	146,818,962	—
MuniFund Preferred ("MFP") Shares, net of deferred offering
costs (liquidation preference $—, $—, $— and $80,000,000, respectively)	—	—	—	79,524,811
Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs (liquidation preference $—, $—, $89,000,000 and $663,800,000,
respectively)	—	—	88,045,718	661,148,650
Accrued expenses:
Management fees	56,188	15,442	333,174	876,130
Directors/Trustees fees	745	179	68,754	266,700
Professional fees	23,384	22,757	28,558	35,632
Other	34,936	14,631	91,505	235,447
Total liabilities	2,377,622	148,343	272,709,899	779,393,315
Net assets applicable to common shares	$150,280,961	$36,052,016	$453,180,238	$1,231,771,281
Common shares outstanding	15,218,656	2,349,612	30,851,332	87,235,304
Net asset value ("NAV") per common share outstanding	$9.87	$15.34	$14.69	$14.12
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$152,187	$23,496	$308,513	$872,353
Paid-in-surplus	145,257,846	33,599,476	435,802,132	1,173,961,689
Total distributable earnings	4,870,928	2,429,044	17,069,593	56,937,239
Net assets applicable to common shares	$150,280,961	$36,052,016	$453,180,238	$1,231,771,281
Authorized shares:
Common	250,000,000	Unlimited	Unlimited	Unlimited
Preferred	N/A	N/A	Unlimited	Unlimited
N/A – Fund is not authorized to issue preferred shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended February 28, 2019

	NNY	NYV	NAN	NRK
Investment Income	$6,289,877	$1,515,328	$29,833,035	$80,430,949
Expenses
Management fees	718,989	199,356	4,301,027	11,411,635
Interest expense and amortization of offering costs	36,789	—	5,525,750	12,368,754
Liquidity fees	—	—	789,632	5,284,727
Remarketing fees	—	—	90,236	884,769
Custodian fees	25,621	10,538	78,495	189,586
Directors/Trustees fees	4,416	1,055	20,354	58,310
Professional fees	26,539	23,244	49,401	94,520
Shareholder reporting expenses	23,332	12,106	41,134	80,172
Shareholder servicing agent fees	12,917	134	28,276	35,704
Stock exchange listing fees	6,799	6,742	8,599	24,214
Investor relations expenses	3,111	1,144	12,489	34,822
Other	15,639	12,171	105,824	202,505
Total expenses	874,152	266,490	11,051,217	30,669,718
Net investment income (loss)	5,415,725	1,248,838	18,781,818	49,761,231
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	648,737	(97,223)	458,444	(3,649,148)
Swaps	—	—	—	719,434
Change in net unrealized appreciation
(depreciation) of:
Investments	382,665	610,192	(184,137)	9,909,799
Swaps	—	—	—	(627,281)
Net realized and unrealized gain (loss)	1,031,402	512,969	274,307	6,352,804
Net increase (decrease) in net assets
applicable to common shares
from operations	$6,447,127	$1,761,807	$19,056,125	$56,114,035

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NNY		NYV
	Year Ended	Year Ended(1)	Year Ended	Year Ended(1)
	2/28/19	2/28/18	2/28/19	2/28/18
Operations
Net investment income (loss)	$5,415,725	$5,592,374	$1,248,838	$1,283,958
Net realized gain (loss) from:
Investments	648,737	(18,325)	(97,223)	428,386
Swaps	—	—	—	—
Change in net unrealized appreciation
(depreciation) of:
Investments	382.665	(1,047,218)	610,192	(910,750)
Swaps	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from operations	6,447,127	4,526,831	1,761,807	801,594
Distributions to Common Shareholders(2)
Dividends(3)	(5,478,716)	(5,733,138)	(1,198,302)	(1,641,674)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(5,478,716)	(5,733,138)	(1,198,302)	(1,641,674)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	160,451	—	—
Cost of shares repurchased and retired	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	160,451	—	—
Net increase (decrease) in net assets
applicable to common shares	968,411	(1,045,856)	563,505	(840,080)
Net assets applicable to common
shares at the beginning of period	149,312,550	150,358,406	35,488,511	36,328,591
Net assets applicable to common
shares at the end of period	$150,280,961	$149,312,550	$36,052,016	$35,488,511
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended February 28, 2018, NNY's, NAN's and NRK's distributions to shareholders were paid from net investment income, while NYV's distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)

	NAN		NRK
	Year Ended	Year Ended(1)	Year Ended	Year Ended(1)
	2/28/19	2/28/18	2/28/19	2/28/18
Operations
Net investment income (loss)	$18,781,818	$20,706,021	$49,761,231	$54,014,720
Net realized gain (loss) from:
Investments	458,444	14,211	(3,649,148)	(3,657,093)
Swaps	—	—	719,434	—
Change in net unrealized appreciation
(depreciation) of:
Investments	(184,137)	(5,818,305)	9,909,799	(14,283,185)
Swaps	—	—	(627,281)	627,281
Net increase (decrease) in net assets
applicable to common shares
from operations	19,056,125	14,901,927	56,114,035	36,701,723
Distributions to Common Shareholders(2)
Dividends(3)	(17,862,975)	(21,695,203)	(47,247,461)	(54,016,808)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(17,862,975)	(21,695,203)	(47,247,461)	(54,016,808)
Capital Share Transactions
Common shares:
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—
Cost of shares repurchased and retired	(3,387,483)	—	(4,453,608)	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	(3,387,483)	—	(4,453,608)	—
Net increase (decrease) in net assets
applicable to common shares	(2,194,333)	(6,793,276)	4,412,966	(17,315,085)
Net assets applicable to common
shares at the beginning of period	455,374,571	462,167,847	1,227,358,315	1,244,673,400
Net assets applicable to common
shares at the end of period	$453,180,238	$455,374,571	$1,231,771,281	$1,227,358,315
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)
The composition and per share amounts of the Funds' distributions are presented in the Financial Highlights. The distribution information for the Funds as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)
For the fiscal year ended February 28, 2018, NNY's, NAN's and NRK's distributions to shareholders were paid from net investment income, while NYV's distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2019

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares
from Operations	$19,056,125	$56,114,035
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by
(used in) operating activities:
Purchases of investments	(189,071,559)	(434,925,411)
Proceeds from sales and maturities of investments	162,464,021	410,128,695
Taxes paid	(802)	(269)
Amortization (Accretion) of premiums and discounts, net	3,697,012	5,934,283
Amortization of deferred offering costs	49,361	133,912
(Increase) Decrease in:
Receivable for interest	(199,128)	(38,240)
Receivable for investments sold	8,210,771	6,524,915
Other assets	11,054	29,928
Increase (Decrease) in:
Payable for interest	72,400	—
Payable for investments purchased	(9,204,760)	(6,657,586)
Payable for offering costs	68,288	—
Accrued management fees	7,204	4,851
Accrued Directors/Trustees fees	(6,474)	(26,649)
Accrued professional fees	567	1,645
Accrued other expenses	(31,229)	(135,409)
Net realized (gain) loss from Investments	(458,444)	3,649,148
Change in net unrealized (appreciation) depreciation of:
Investments	184,137	(9,909,799)
Swaps	—	627,281
Net cash provided by (used in) operating activities	(5,151,456)	31,455,330
Cash Flows from Financing Activities:
Proceeds from borrowings	20,509,309	18,200,000
Repayments for borrowings	(20,509,309)	(18,200,000)
Proceeds from AMTP Shares issued, at liquidation preference	147,000,000	—
(Payments for) VMTP Shares redeemed, at liquidation preference	(147,000,000)	—
(Payments for) deferred offering cost	(185,000)	—
Increase (Decrease) in:
Cash overdraft	922,166	—
Floating rate obligations	25,825,000	20,745,000
Cash distributions paid to common shareholders	(18,023,227)	(47,442,485)
Cost of common shares repurchased and retired	(3,387,483)	(4,453,608)
Net cash provided by (used in) financing activities	5,151,456	(31,151,093)
Net Increase (Decrease) in Cash	—	304,237
Cash at the beginning of period	—	521,298
Cash at the end of period	$—	$825,535

Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$5,403,989	$12,231,937

See accompanying notes to financial statements.

Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Ending NAV	Ending Share Price
NNY
Year Ended 2/28-2/29:
2019	$9.81	$0.36	$0.06	$0.42	$(0.36)	$—	$(0.36)	$9.87	$9.67
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	9.81	9.26
2017(d)	10.33	0.16	(0.44)	(0.28)	(0.16)	—	(0.16)	9.89	9.70
Year Ended 9/30:
2016	10.01	0.41	0.30	0.71	(0.39)	—	(0.39)	10.33	10.33
2015	10.08	0.40	(0.08)	0.32	(0.39)	—	(0.39)	10.01	9.71
2014	9.65	0.41	0.41	0.82	(0.39)	—	(0.39)	10.08	9.71

NYV
Year Ended 2/28-2/29:
2019	15.10	0.53	0.22	0.75	(0.51)	—	(0.51)	15.34	13.68
2018	15.46	0.55	(0.21)	0.34	(0.59)	(0.11)	(0.70)	15.10	13.78
2017(d)	16.14	0.25	(0.64)	(0.39)	(0.29)	—	(0.29)	15.46	14.87
Year Ended 9/30:
2016	15.89	0.81	0.07	0.88	(0.63)	—	(0.63)	16.14	15.90
2015	15.94	0.67	(0.08)	0.59	(0.64)	—	(0.64)	15.89	14.85
2014	15.16	0.68	0.76	1.44	(0.66)	—	(0.66)	15.94	14.44

(a)
Total Return Based on Common share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first busi- ness day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Common Share Total Returns		Common Share Supplemental Data/ Ratios Applicable to Common Shares
			Ratios to Average Net Assets

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV(a)	Price(a)	Assets (000)	Expenses(b)		Income (Loss)		Rate(c)

4.37%	8.52%	$150,281	0.59%		3.63%		17%
3.01	(0.80)	149,313	0.60		3.69		12
(2.71)	(4.54)	150,358	0.63	*	3.77	*	14

7.23	10.56	156,939	0.60		4.04		15
3.22	4.05	152,137	0.60		3.98		31
8.63	12.76	153,087	0.63		4.13		23

5.05	3.08	36,052	0.75		3.50		34
2.17	(2.83)	35,489	0.75		3.53		27
(2.41)	(4.67)	36,329	0.85	*	3.90	*	13

5.62	11.45	37,927	0.76		5.01		8
3.74	7.34	37,326	0.75		4.19		11
9.69	8.12	37,455	0.76		4.37		19

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NNY		NYV
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2019	0.02%	2019	—%
2018	0.03	2018	—
2017(d)	0.03*	2017(d)	—
Year Ended 9/30:		Year Ended 9/30:
2016	0.02	2016	—
2015	0.01	2015	—
2014	0.01	2014	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)	For the five months ended February 28, 2017.
*	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
NAN
Year Ended 2/28-2/29:
2019	$14.63	$0.61	$0.01	$0.62	$(0.58)	$—		$(0.58)	$0.02		$14.69	$12.87
2018	14.85	0.67	(0.19)	0.48	(0.70)	—		(0.70)	—		14.63	13.02
2017(e)	15.78	0.29	(0.92)	(0.63)	(0.30)	—		(0.30)	—		14.85	13.75
Year Ended 9/30:
2016	15.26	0.76	0.55	1.31	(0.79)	—	*	(0.79)	—		15.78	15.33
2015	15.36	0.71	(0.04)	0.67	(0.77)	—		(0.77)	—	*	15.26	13.42
2014	14.33	0.67	1.12	1.79	(0.76)	—		(0.76)	—		15.36	13.33

NRK
Year Ended 2/28-2/29:
2019	14.01	0.57	0.07	0.64	(0.54)	—		(0.54)	0.01		14.12	12.36
2018	14.21	0.62	(0.20)	0.42	(0.62)	—		(0.62)	—		14.01	12.31
2017(e)	15.17	0.27	(0.96)	(0.69)	(0.27)	—		(0.27)	—		14.21	12.93
Year Ended 9/30:
2016	14.36	0.69	0.82	1.51	(0.70)	—		(0.70)	—		15.17	14.12
2015	14.39	0.72	(0.02)	0.70	(0.73)	—		(0.73)	—		14.36	12.59
2014	13.57	0.76	0.88	1.64	(0.82)	—		(0.82)	—		14.39	12.80

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distri- butions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $0.01 per share.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(b)

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV(a)	Price(a)	Assets (000)	Expenses(c)		Income (Loss)		Rate(d)

4.46%	3.49%	$453,180	2.45%		4.16%		23%
3.19	(0.44)	455,375	2.10		4.43		14
(3.97)	(8.32)	462,128	2.01	**	4.74	**	20

8.77	20.51	491,272	1.62		4.86		16
4.47	6.53	474,842	1.70		4.71		17
12.79	9.29	142,279	2.55		4.54		20

4.75	5.01	1,231,771	2.51		4.08		21
2.90	(0.18)	1,227,358	2.13		4.28		13
(4.52)	(6.49)	1,244,673	2.03	**	4.60	**	13

10.71	18.04	1,329,069	1.55		4.66		10
4.98	4.06	1,257,927	1.43		5.01		18
12.48	11.53	1,260,498	1.57		5.50		25

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)
The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2019	1.42%	2019	1.52%
2018	1.07	2018	1.14
2017(e)	0.96**	2017(e)	1.02**
Year Ended 9/30:		Year Ended 9/30:
2016	0.65	2016	0.62
2015	0.50	2015	0.48
2014	1.20	2014	0.58

(d)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(e)	For the five months ended February 28, 2017.
**	Annualized.
See accompanying notes to financial statements.

Financial Highlights (continued)

	iMTP Shares at the End of Period		MFP Shares at the End of Period		MTP Shares at the End of Period(a)		AMTP Shares at the End of Period		VMTP Shares at the End of Period		VRDP Shares at the End of Period		iMTP, MFP, MTP, AMTP, VMTP and/or VRDP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $5,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $10 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $100,000 Share	Asset Coverage Per $1 Liquidation Preference
NAN
Year Ended 2/28-2/29:
2019	$—	$—	$—	$—	$—	$—	$147,000	$292,026	$—	$—	$89,000	$292,026	$2.92
2018	—	—	—	—	—	—	—	—	147,000	292,955	89,000	292,955	2.93
2017(b)	—	—	—	—	—	—	—	—	147,000	295,834	89,000	295,834	2.96
Year Ended 9/30:
2016	—	—	—	—	—	—	—	—	147,000	308,166	89,000	308,166	3.08
2015	—	—	—	—	—	—	—	—	94,000	359,477	89,000	359,477	3.59
2014	—	—	—	—	—	—	—	—	56,000	354,070	—	—	—

NRK
Year Ended 2/28-2/29:
2019	—	—	80,000	265,605	—	—	—	—	—	—	663,800	265,605	2.66
2018	—	—	80,000	265,012	—	—	—	—	—	—	663,800	265,012	2.65
2017(b)	79,000	13,378	—	—	—	—	—	—	—	—	663,800	267,565	2.68
Year Ended 9/30:
2016	79,000	13,946	—	—	—	—	—	—	—	—	663,800	278,927	2.79
2015	79,000	16,077	—	—	—	—	—	—	—	—	488,800	321,544	3.22
2014	79,000	16,100	—	—	—	—	—	—	—	—	488,800	321,997	3.22

(a)	The Ending and Average Market Value Per Share for each Series of the Fund's MTP Shares were as follows:

	2014
NAN
Series 2015 (NAN PRC)
Ending Market Value per Share	$—
Average Market Value per Share	10.04	Ω
Series 2016 (NAN PRD)
Ending Market Value per Share	—
Average Market Value per Share	10.05	Ω

NRK
Series 2015 (NRK PRC)
Ending Market Value per Share	—
Average Market Value per Share	10.04	Ω

(b)	For the five months ended February 28, 2017.
Ω	For the period October 1, 2013 through June 13, 2014.
See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):
●	Nuveen New York Municipal Value Fund, Inc. (NNY)
●	Nuveen New York Municipal Value Fund 2 (NYV)
●	Nuveen New York Quality Municipal Income Fund (NAN)
●	Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)
The Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as diversified closed-end management investment companies. NNY was incorporated under the state laws of Minnesota on July 14, 1987. NYV, NAN and NRK were organized as Massachusetts business trusts on January 26, 2009, December 1, 1998 and April 9, 2002, respectively.
The end of the reporting period for the Funds is February 28, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended February 28, 2019 (the "current fiscal period").
Investment Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a subsidiary of Nuveen, LLC ("Nuveen"). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax ("AMT") applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories. Under normal market conditions, each Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state's personal income tax. Each Fund may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state's income tax if, in the Sub-Adviser's judgement, such purchases are expected to enhance the Fund's after-tax total return potential. To the extent that each Fund invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any when-issued/delayed delivery purchase commitments.
Investment Income
Dividend Income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Notes to Financial Statements (continued)
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent directors/trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds' organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spread, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Board. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

NNY	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$150,591,500	$—	$150,591,500
NYV
Long-Term Investments*:
Municipal Bonds	$—	$31,955,639	$—	$31,955,639
Short-Term Investments*:
Municipal Bonds	—	2,500,000	—	2,500,000
Total	$—	$34,455,639	$—	$34,455,639
NAN
Long-Term Investments*:
Municipal Bonds	$—	$717,398,487	$—	$717,398,487
NRK
Long-Term Investments*:
Municipal Bonds	$—	$1,987,484,526	$—	$1,987,484,526
*	Refer to the Fund's Portfolio of Investments for industry classifications.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an "Underlying Bond"), typically with a fixed interest rate, into a special purpose tender option bond ("TOB") trust (referred to as the "TOB Trust") created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as "Floaters"), in face amounts equal to some fraction of the Underlying Bond's par amount or market value, and (b) an inverse floating rate certificate (referred to as an "Inverse Floater") that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider ("Liquidity Provider"), or by the sale of assets from the TOB Trust. The Inverse

Notes to Financial Statements (continued)
Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond's downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond's value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the "Trustee") transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a "self-deposited Inverse Floater"). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an "externally-deposited Inverse Floater").
An investment in a self-deposited Inverse Floater is accounted for as a "financing" transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund's Portfolio of Investments as "(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund recognizing as liabilities, labeled "Floating rate obligations" on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in "Investment Income" the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust's borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund's Portfolio of Investments as "(IF) – Inverse floating rate investment." For an externally-deposited Inverse Floater, a Fund's Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in "Investment Income" only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund's TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NNY	NYV	NAN	NRK
Floating rate obligations: self-deposited Inverse Floaters	$1,840,000	$—	$34,300,000	$33,600,000
Floating rate obligations: externally-deposited Inverse Floaters	—	—	18,750,000	—
Total	$1,840,000	$—	$53,050,000	$33,600,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NNY	NYV	NAN	NRK
Average floating rate obligations outstanding	$1,840,000	$—	$24,284,041	$33,588,151
Average annual interest rate and fees	2.00%	—%	2.01%	2.04%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust's outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of "Floating rate obligations" on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse arrangement") (TOB Trusts involving such agreements are referred to herein as "Recourse Trusts"), under which a Fund agrees to reimburse the Liquidity Provider for the Trust's Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NNY	NYV	NAN	NRK
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$1,840,000	$—	$34,300,000	$33,600,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	—	—	13,950,000	—
Total	$1,840,000	$—	$48,250,000	$33,600,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date").
The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.
Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. For an over-the-counter ("OTC") swap that is not cleared through a clearing house ("OTC Uncleared"), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps."

Notes to Financial Statements (continued)
Upon the execution of an OTC swap cleared through a clearing house ("OTC Cleared"), the Fund is obligated to deposit cash or eligible securities, also known as "initial margin," into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of "Cash collateral at brokers for investments in swaps" on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day's "mark-to-market" of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund's account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund's account with an amount equal to the depreciation. These daily cash settlements are also known as "variation margin." Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for "Variation margin on swap contracts" on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of "Unrealized appreciation or depreciation on interest rate swaps" as described in the preceding paragraph.
The net amount of periodic payments settled in cash are recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of swaps" on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as "Interest rate swaps premiums received and/or paid" on the Statement of Assets and Liabilities.
During the current fiscal period, NRK invested in forward interest rate swap contracts to help reduce the Fund's duration.
The average notional amount of interest rate swaps contracts outstanding during the current fiscal period was as follows:

NRK
Average notional amount of interest rate swap contracts outstanding*	$6,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Unrealized
			Net Realized	Appreciation
	Underlying	Derivative	Gain (Loss) from	(Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NRK	Interest rate	Swaps	$719,434	$(627,281)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Common Share Transactions
Transactions in common shares for the Funds during the Funds' current and prior fiscal period, where applicable, were as follows:

	NNY		NAN		NRK
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	2/28/19	2/28/18	2/28/19	2/28/18	2/28/19	2/28/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	16,015	—	—	—	—
Repurchased and retired	—	—	(275,214)	—	(383,200)	—
Weighted average common share:
Price per share repurchased and retired	—	—	$12.29	—	$11.60	—
Discount per share repurchased and retired	—	—	15.03%	—	15.49%	—

Preferred Shares
Adjustable Rate MuniFund Term Preferred Shares
NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.
The details of NAN's AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference
				Net of
		Shares	Liquidation	Deferred
Fund	Series	Outstanding	Preference	Offering Costs
NAN	2028	1,470	$147,000,000	$146,818,962

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document ("Term Redemption Date"), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance ("Premium Expiration Date"), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.
In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund's AMTP Shares are as follows:

	Liquidation	Notice		Term	Premium
Fund	Preference	Period	Series	Redemption Date	Expiration Date
NAN	$147,000,000	360-day	2028	December 1, 2028*	November 30, 2019
* Subject to early termination by either the Fund or the holder.
The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN*
Average liquidation preference of AMTP Shares outstanding	$147,000,000
Annualized dividend rate	2.58%
*	For the period December 13, 2018 through February 28, 2019.

Notes to Financial Statements (continued)
AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the AMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of "Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
NAN incurred offering costs of $185,000 in connection with its offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of "Adjustable Rate MuniFund Term Preferred ("AMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
MuniFund Preferred Shares
NRK has issued and has outstanding MuniFund Preferred ("MFP") Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.
The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents ("Term Redemption Date"), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.
●
Variable Rate Remarketed Mode ("VRRM") – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of its shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.
The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as "Remarketing fees" on the Statement of Operations.

●
Variable Rate Mode ("VRM") – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed "spread" amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed "spread" on the shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

●
Variable Rate Demand Mode ("VRDM") – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as "Liquidity fees" and "Remarketing fees", respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of "MuniFund Preferred ("MFP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Dividends on the MFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Costs incurred in connection with the Fund's offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of "MuniFund Preferred ("MFP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
As of the end of the reporting period, details of the Fund's MFP Shares outstanding were as follows:

			Liquidation
			Preference,
		Shares	net of deferred	Liquidation	Term		Mode
Fund	Series	Outstanding	offering costs	Preference	Redemption Date	Mode	Termination Date
NRK	A	800	$79,524,811	$80,000,000	May 1, 2047	VRRM	N/A

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	1.76%

Variable Rate MuniFund Term Preferred Shares
The following Fund had issued and had outstanding Variable Rate MuniFund Term Preferred ("VMTP") Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.
On December 13, 2018, NAN redeemed all of its outstanding Series 2019 VMTP Shares. The Fund's VMTP Shares were redeemed at their $100,000 liquidation value per share, plus dividend amounts owed, using proceeds from its issuance of AMTP Shares (as described above in Adjustable Rate MuniFund Term Preferred Shares).
The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

NAN*
Average liquidation preference of VMTP Shares outstanding	$147,000,000
Annualized dividend rate	2.39%
*	For the period March 1, 2018 through December 12, 2018.

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed "spread" amount established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed "spread" on the VMTP Shares remains roughly in line with the "spread" being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds' Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities.
Dividends on the VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.
Costs incurred in connection with each Fund's offering of VMTP Shares were recorded as deferred charges, and were amortized over the life of the shares and are recognized as components of "Variable Rate MuniFund Term Preferred ("VMTP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offering costs" on the Statement of Operations.
Variable Rate Demand Preferred Shares
The following Funds have issued and have outstanding Variable Rate Demand Preferred ("VRDP") Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

Notes to Financial Statements (continued)
As of the end of the reporting period, NAN and NRK had $88,045,718 and $661,148,650 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund's MFP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NAN	1	890	$ 89,000,000	March 1, 2040
NRK
	1	1,123	$112,300,000	August 1, 2040
	2	1,648	$164,800,000	August 1, 2040
	3	1,617	$161,700,000	December 1, 2040
	4	500	$ 50,000,000	June 1, 2040
	5	1,750	$175,000,000	June 1, 2046

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund's VRDP Shares have successfully remarketed since issuance.
Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent's ability to successfully remarket the VRDP Shares.
Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.
The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	1.59%	1.53%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of "Interest payable" on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of "Variable Rate Demand Preferred ("VRDP") Shares, net of deferred offering costs" on the Statement of Assets and Liabilities and "Interest expense and amortization of offerings costs" on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as "Liquidity fees" and "Remarketing fees," respectively, on the Statement of Operations.
Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds' current and prior fiscal period, where applicable, are noted in the following tables.
Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	February 28, 2019
NAN	Series	Shares	Amount
VMTP Shares redeemed	2019	(1,470)	$(147,000,000)

	Year Ended
	February 28, 2019
NAN	Series	Shares	Amount
AMTP Shares issued	2028	1,470	$147,000,000

5. Investment Transactions
Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	NNY	NYV	NAN	NRK
Purchases	$25,173,360	$11,756,130	$189,071,559	$434,925,411
Sales and maturities	24,729,910	15,485,476	162,464,021	410,128,695

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, and in the case of NRK the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of February 28, 2019.

	NNY	NYV	NAN	NRK
Tax cost of investments	$142,636,785	$31,873,963	$652,682,896	$1,846,330,225
Gross unrealized:
Appreciation	$ 6,494,787	$ 2,611,902	$ 31,956,140	$ 109,091,793
Depreciation	(380,504)	(30,226)	(1,540,631)	(1,537,503)
Net unrealized appreciation (depreciation) of investments	$ 6,114,283	$ 2,581,676	$ 30,415,509	$ 107,554,290

Permanent differences, primarily due to federal taxes paid, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds' components of common share net assets as of February 28, 2019, the Funds' tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of February 28, 2019, the Funds' tax year end, were as follows:

	NNY	NYV	NAN	NRK
Undistributed net tax-exempt income[1]	$398,834	$88,708	$1,324,400	$1,861,573
Undistributed net ordinary income[2]	168,676	—	175,434	183,998
Undistributed net long-term capital gains	—	—	—	—
[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2019, and paid on March 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to Financial Statements (continued)
The tax character of distributions paid during the Funds' tax years ended February 28, 2019 and February 28, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income[3]	$5,430,441	$1,193,590	$22,899,246	$59,010,927
Distributions from net ordinary income[2]	48,275	4,712	64,052	20,610
Distributions from net long-term capital gains	—	—	—	—

2018	NNY	NYV	NAN	NRK
Distributions from net tax-exempt income	$5,703,718	$1,346,669	$25,379,025	$62,250,319
Distributions from net ordinary income[2]	51,743	63,843	171,196	19,932
Distributions from net long-term capital gains	—	248,784	—	—
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended February 28, 2019, as Exempt Interest Dividends.

As of February 28, 2019, the Funds' tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NNY	NYV	NAN[4]	NRK
Not subject to expiration:
Short-term	$1,354,305	$141,481	$10,739,381	$37,853,446
Long-term	—	—	2,328,980	10,883,587
Total	$1,354,305	$141,481	$13,068,361	$48,737,033
[4]	A portion of NAN's capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds' tax year ended February 28, 2019, the following Funds utilized capital loss carryforwards as follows:

	NNY	NAN
Utilized capital loss carryforwards	$649,711	$520,185

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund's management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

The annual fund-level fee, payable monthly, for each Fund (excluding NNY) is calculated according to the following schedules:

NYV
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4000%
For the next $125 million	0.3875
For the next $250 million	0.3750
For the next $500 million	0.3625
For the next $1 billion	0.3500
For the next $3 billion	0.3250
For managed assets over $5 billion	0.3125

NAN
NRK
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily managed assets (net assets for NNY and NYV):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of February 28, 2019, the complex-level fee for each Fund was 0.1591%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.

Notes to Financial Statements (continued)
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NNY	NYV	NAN	NRK
Purchases	$2,000,608	$2,825,833	$12,436,533	$69,570,668
Sales	2,008,438	2,827,901	12,100,886	63,227,567

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser ("Participating Funds"), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility's capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Funds utilized this facility. The Funds' maximum outstanding balance during the utilization period was as follows:

	NYV	NAN	NRK
Maximum Outstanding Balance	$59,902	$18,900,000	$6,600,000

During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NYV	NAN	NRK
Average daily balance outstanding	$59,902	$7,137,039	$3,892,157
Average annual interest rate	3.50%	3.50%	3.21%

Borrowings outstanding as of the end of the reporting period are recognized as "Borrowings" on the Statement of Assets and Liabilities. NNY did not utilize this facility during the current fiscal period.
Inter-Fund Borrowing and Lending
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "Inter-Fund Program"). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund's outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund's total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund's inter-fund loans to any one fund shall not exceed 5% of the lending fund's net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day's notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund's investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.
9. New Accounting Pronouncements
Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification ("Final Rule Release No. 33-10532"). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income ("UNII"), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds' Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund's Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as "Dividends" on the Statement of Changes in Net Assets.
As of February 28, 2018, the Fund's Statement of Changes in Net Assets reflected the following balances.

	NNY	NYV	NAN	NRK
Distributions to Common Shareholders
From net investment income	$(5,733,138)	$(1,392,615)	$(21,695,203)	$(54,016,808)
From accumulated net realized gains	—	(249,059)	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(5,733,138)	(1,641,674)	(21,695,203)	(54,016,808)
UNII at the end of period	$343,453	$182,040	$(479,302)	$(1,813,300)

FASB Accounting Standards Update ("ASU") 2017-08 ("ASU 2017-08") Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 ("ASU 2018-13"), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds' financial statements.

Additional Fund Information (Unaudited)

Board of Directors/Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.

Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NNY	NYV	NAN	NRK
Common shares repurchased	—	—	275,214	383,200

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund's portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value.
Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

Glossary of Terms Used in this Report (Unaudited) (continued)

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New York municipal bond market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund's assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund's use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

■ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director,
1959			Fulcrum IT Service LLC (since 2010) and Quality Control Corporation
333 W. Wacker Drive	Chairman and	2008	(since 2012); member: Catalyst Schools of Chicago Board (since 2008)	168
Chicago, IL 6o6o6	Board Member	Class II	and Mather Foundation Board (since 2012), and chair of its Investment
Committee; formerly, Director, Legal & General Investment
Management America, Inc. (2008-2013); formerly, CEO and President,
Northern Trust Global Investments (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994);
formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust
Japan Board (2004-2007), Northern Trust Securities Inc. Board
(2003- 2007) and Northern Trust Hong Kong Board (1997-2004).

■ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, a private philanthropic corporation; Director and Chairman,
333 W. Wacker Drive	Board Member	1999	United Fire Group, a publicly held company; Director, Public Member,	168
Chicago, IL 6o6o6		Class III	American Board of Orthopaedic Surgery (since 2015); Life Trustee of
Coe College and the Iowa College Foundation; formerly, President
Pro-Tem of the Board of Regents for the State of Iowa University
System; formerly, Director, Alliant Energy and The Gazette Company;
formerly, Director, Federal Reserve Bank of Chicago; formerly,
President and Chief Operating Officer, SCI Financial Group, Inc., a
regional financial services firm.

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director
333 W. Wacker Drive	Board Member	2003	(2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc.,	168
Chicago, IL 6o6o6		Class I	The International Business Honor Society; formerly, Director (2004-2018)
of Xerox Corporation; Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006);
previously, Senior Vice President and Director of Research at the Federal
Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007),
Credit Research Center at Georgetown University.

■ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a
1952			management consulting firm (since 2012); Chairman (since 2019),
333 W. Wacker Drive	Board Member	2016	and Director (since 2012), USA Technologies, Inc., a provider of solutions	168
Chicago, IL 6o6o6		Class III	and services to facilitate electronic payment transactions (since 2012);
formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant
(2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing
Officer (2004-2008); formerly, President, Verizon Card Services division of
Verizon Communications, Inc. (2000-2003); formerly, President, One Point
Services at One Point Communications (1999- 2000); formerly, Vice
Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of
Zenith Electronics Corporation.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm
1962			which develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients; serves on The President’s Council, Fordham University (since	168
Chicago, IL 6o6o6		Class II	2010); and previously was a Director of The Curran Center for Catholic
American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014):
formerly, Chairman of the Board of Trustees of Marian University (2010
as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of
ABN AMRO N.V. North America, and Global Head of its Financial Markets
Division (2007-2008); prior senior positions held at ABN AMRO include
Corporate Executive Vice President and Head of Global Markets-the
Americas (2006-2007), CEO of Wholesale Banking North America and
Global Head of Foreign Exchange and Futures Markets (2001-2006), and
Regional Commercial Treasurer and Senior Vice President Trading-North
America (1996-2001); formerly, Trustee at St. Edmund Preparatory
School in New York City.

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for
1947			Forestry and Communities (since 2013); formerly, Executive Director
333 W. Wacker Drive	Board Member	1997	(1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto,	168
Chicago, IL 6o6o6		Class I	Executive Director, Great Lakes Protection Fund (1990-1994).

■ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe,
333 W. Wacker Drive	Board Member	2007	L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010);	168
Chicago, IL 6o6o6		Class I	formerly, Commissioner, New York State Commission on Public
Authority Reform (2005-2010).

■ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	168
Chicago, IL 6o6o6		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (2005-2014); Member of the Board of Trustees of New York-
Presbyterian Hospital (since 2005); Member (since 2004) and Chair
(since 2015) of the Board of Trustees of The John A. Hartford Foundation
(a philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the
Board of Trustees of Mt. Holyoke College.

■ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (2010-2016); formerly, President and Principal
333 W. Wacker Drive	Board Member	2017	Executive Officer (2013-2016), and Senior Vice President and Chief	166
Chicago, IL 6o6o6		Class II	Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management
Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One
Group Administrative Services) and JPMorgan Distribution Services,
Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3)			President (since 2017), formerly, Co-Chief Executive Officer and
1964			Co-President (2016-2017), formerly, Senior Executive Vice President of
333 W. Wacker Drive	Board Member	2016	Nuveen Investments, Inc.; President, Global Products and Solutions	168
Chicago, IL 6o6o6		Class III	(since 2017), and, Co-Chief Executive Officer (since 2015), formerly,
Executive Vice President (2013-2015), of Nuveen Securities, LLC;
Executive Vice President (since 2017) of Nuveen, LLC; President (since
August 2017), formerly Co-President (2016- 2017), formerly, Senior
Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice
President since 2011); President (since 2017), Nuveen Alternative
Investments, LLC; Chartered Financial Analyst.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director
1962	Chief		(2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since
333 W. Wacker Drive	Administrative	2007	2017), formerly, Managing Director (2014-2017) of Nuveen Fund
Chicago, IL 6o6o6	Officer		Advisors, LLC.

■ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President
1979			(2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing
333 W. Wacker Drive	Vice President	2016	Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 6o6o6	and Treasurer

■ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President
1970	Chief Compliance		(2008-2017) of Nuveen.
333 W. Wacker Drive	Officer and	2003
Chicago, IL 6o6o6	Vice President

■ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of
1963			Nuveen (since 2006), Vice President prior to 2006.
333 W. Wacker Drive	Vice President	2015
Chicago, IL 6o6o6

■ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President
1961			(2014-2017) of Nuveen Securities, LLC.
333 W. Wacker Drive	Vice President	2002
Chicago, IL 6o6o6

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel
1966	Vice President		(since 2016) of Nuveen Investments, Inc., formerly, Executive Vice
333 W. Wacker Drive	and Assistant	2007	President (2016-2017) and Managing Director and Assistant Secretary
Chicago, IL 6o6o6	Secretary		(2008-2016); Senior Managing Director (since 2017) and Assistant
Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive
Vice President (2016-2017) and Managing Director (2008-2016); Senior
Managing Director (since 2017), Secretary (since 2016) and Co-General
Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive
Vice President (2016-2017), Managing Director (2008-2016) and
Assistant Secretary (2007-2016); Senior Managing Director (since 2017),
Secretary (since 2016) and Associate General Counsel (since 2011) of
Nuveen Asset Management, LLC, formerly Executive Vice President
(2016-2017) and Managing Director and Assistant Secretary (2011-2016);
Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Investments Advisers, LLC, formerly Executive Vice President
(2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management
Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset
Management, LLC and Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of
Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director
1966	Vice President		(2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC;
333 W. Wacker Drive		2018	and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017),
Chicago, IL 60606			formerly, Managing Director (2016-2017), Senior Vice President
(2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director
1967			from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative
333 W. Wacker Drive	Vice President	2017	Investments, LLC; Executive Vice President (since 2017), formerly,
Chicago, IL 6o6o6			Managing Director (2015-2017), of Nuveen Securities, LLC; formerly,
Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen
1971	Vice President		Securities, LLC; Managing Director (since 2017), formerly, Senior
333 W. Wacker Drive	and Assistant	2008	Vice President (2016-2017) and Assistant Secretary (since 2016) of
Chicago, IL 6o6o6	Secretary		Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President
1975			(2016-2017) and Vice President (2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 6o6o6

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously,
1978	Vice President		Vice President of Morgan Stanley Investment Management, Inc.,
333 W. Wacker Drive	and Assistant	2013	Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
Chicago, IL 6o6o6	Secretary

■ E. SCOTT WICKERHAM			Senior Managing Director, Head of Fund Administration at Nuveen, LLC
1973	Vice President		(since 2019), formerly, Managing Director; Principal Financial Officer,
TIAA	and Controller	2019	Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF
730 Third Avenue			Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the
New York, NY 10017			Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF
Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Board Members & Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC
1968	Vice President		(since 2008); Vice President (since 2010) and Associate General
333 W. Wacker Drive	and Assistant	2008	Counsel (since 2008) of Nuveen.
Chicago, IL 60606	Secretary

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen
1956	Vice President		Securities, LLC; Managing Director (since 2004) and Assistant Secretary
333 W. Wacker Drive	Secretary	1988	(since 1994) of Nuveen Investments, Inc.; Managing Director (since
Chicago, IL 60606			2002), Assistant Secretary (since 1997) and Co-General Counsel (since
2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant
Secretary and Associate General Counsel of Nuveen Asset
Management, LLC (since 2011); Vice President (since 2017), formerly,
Managing Director (2003-2017) and Assistant Secretary (since 2003) of
Symphony Asset Management LLC; Managing Director and Assistant
Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice
President and Assistant Secretary of NWQ Investment Management
Company, LLC (since 2002), Santa Barbara Asset Management, LLC
(since 2006), and of Winslow Capital Management, LLC, (since 2010);
Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world's premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-C-0219D 803991-INV-Y-04/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Municipal Value Fund 2

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2019	$22,560	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2018	$22,560	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2019	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2018	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2019	$ 0	$ 0	$ 0	$ 0
February 28, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Senior Vice President of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds.  Currently, he manages investments for 14 Nuveen-sponsored investment companies.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$13.89 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$4.9 million
*	Assets are as of February 28, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NYV SECURITIES AS OF FEBRUARY 28, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund 2

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: May 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: May 7, 2019